As filed with the U.S. Securities and Exchange Commission on January 27, 2023
File No. 333-108394
File No.: 811-21422

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post‑Effective Amendment No. 260	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 261	☒

Trust for Advised Portfolios
615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)
(626) 914-7385
(Registrant’s Telephone Number, Including Area Code)

The Corporation Trust Company
1209 Orange Street
Corporation Trust Center
Wilmington, DE 19801
(Name and Address of Agent for Service)

Copies to:

Russell B. Simon, President Trust for Advised Portfolios c/o U.S. Bank Global Fund Services 777 East Wisconsin Avenue, 10th Floor Milwaukee, Wisconsin 53202	Christopher D. Menconi, Esquire Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue NW Washington, D.C. 20004
It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b)
☒	On January 31, 2023 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485

Explanatory note: Explanatory Note: This Post-Effective Amendment No. 260 to the registration statement of Trust for Advised Portfolios is being filed to add the Regan Total Return Income Fund's audited financial statements and certain related financial information for the fiscal year ended September 30, 2022 and to make other permissible changes under Rule 485(b).

Regan Total Return Income Fund
Investor Class RCTRX
Institutional Class RCIRX

PROSPECTUS
January 31, 2023

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

REGAN TOTAL RETURN INCOME FUND SUMMARY SECTION
Investment Objective
The Regan Total Return Income Fund (the “Total Return Fund” or the “Fund”) seeks to provide a high level of risk-adjusted current income and capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Institutional Class
Management Fees	0.89%	0.89%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses	0.53%	0.51%
Shareholder Servicing Fees	0.15%	0.10%
Remainder of Other Expenses	0.38%	0.41%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.68%	1.41%
Less: Fee Waiver and/or Expense Reimbursement(2)	-0.13%	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.55%	1.31%

(1)    “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” include 0.01% in acquired fund fees and expenses and, therefore, do not correlate to Ratio of expenses to average net assets – Before fees waived or reimbursed by the Adviser/After fees waived or reimbursed by the Adviser in the Financial Highlights, which do not include acquired fund fees and expenses.
(2)    Pursuant to a contractual fee waiver and reimbursement agreement, Regan Capital, LLC (the “Adviser”) has agreed to waive fees and/or reimburse operating expenses (other than shareholder servicing fees, front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses, Rule 12b-1 fees, or intermediary servicing fees) for each class so that annual operating expenses will not exceed 1.20% (“Expense Cap”). The Expense Cap will remain in effect through at least January 31, 2024 and may be terminated only by the Trust for Advised Portfolios (the “Trust”) Board of Trustees’ (the “Board”). The Adviser may request recoupment from the Fund of previously waived fees and paid expenses for three years from the date such fees and expenses were waived or paid, provided that such recoupment does not cause the Fund’s expense ratio (after the recoupment is taken into account) to exceed the lower of (1) the Expense Cap in place at the time such amounts were waived or paid and (2) the Fund’s Expense Cap at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The amounts calculated in the Example would be the same even if the assumed investment was not redeemed at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only for the first year of each period). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
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	1 Year	3 Years	5 Years	10 Years
Investor Class	$158	$517	$900	$1,976
Institutional Class	$133	$436	$762	$1,682
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended September 30, 2022, the Fund’s portfolio turnover rate was 62.88% of the average value of its portfolio.
Principal Investment Strategies of the Fund
Under normal circumstances, the Fund aims to invest at least 80% of its net assets in mortgage-backed securities (“MBS”). MBS includes residential MBS (“RMBS”), which are securities issued, secured, or collateralized by government sponsored entities (“agency MBS”) or private entities (“non-agency MBS”) and backed by residential mortgages. In seeking to meet its objective, the Fund will primarily invest in RMBS that is non-agency MBS. Non-agency MBS are issued by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Some of the agency MBS that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. Government, such as those issued by Fannie Mae and Freddie Mac. The Fund seeks to invest its assets in investment grade securities, but may invest without limit in fixed-income products that are rated below investment grade (i.e., “high yield” or “junk” ratings).
The weighted average life of the Fund’s MBS investments will generally range from between 0 and 10 years. Weighted average life is a measure of the average amount of time that unpaid principal on a loan, mortgage, or bond remains outstanding. Typically, the duration of the Fund’s portfolio is less than 5 years. Duration is a measure of the sensitivity of a fixed-income security to a change in interest rate. For every 1% change in interest rates, a bond’s price will change by 1% for every year of duration.
The Fund may invest in other fixed-income securities, including commercial MBS (“CMBS”), asset-backed securities (including securities backed by consumer credit, auto loans, and aircraft leases), senior tranche collateralized loan obligations (“CLOs”), and securities of other fixed-income investment companies (including closed-end funds (“CEFs”) and exchange traded funds (“ETFs”)).
To the extent the Fund holds positions that are sensitive to interest rate volatility, the Fund may engage in hedging techniques to manage its exposure to interest rate risk such as by investing in exchange-traded and over-the-counter derivatives, including futures, options and swaps, such as interest rate swaps, credit default swaps, total return swaps, and swaptions, and to-be-announced (“TBA”) securities. The Fund may engage in leverage through the use of repurchase agreements or borrowing (subject to the limits of the Investment Company Act of 1940).
In selecting portfolio securities, the Adviser undertakes a bottom-up analysis on collateral characteristics and capital structure to find both deep value investments and trading opportunities. The Adviser’s bottom-up analysis focuses on individual security selection. In seeking deep value investments, the Adviser seeks securities whose market price is significantly lower than the Adviser’s estimate of the security’s true value. The Adviser will overlay this analysis with a top-down macro qualitative analysis, which contains but is not limited to key factors, such as economic outlook, interest rates and real estate fundamentals. The Adviser regularly analyzes portfolio positions and actively sells investments that it believes are not optimal for the portfolio. The Adviser seeks to achieve a risk-adjusted return by continuously evaluating Fund assets against current risk-free rates of return of available bonds in the market, typically treasuries and other government-backed securities. A risk-adjusted return measures an investment’s profit after taking into account the degree of risk that was taken to achieve it. For example, if two or more investments have the same return over a given time period, the one that has the lowest risk will have a better risk-adjusted return. The risk is measured in comparison to that of a virtually risk-free
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investment such as Treasuries. Due to this method of determining which portfolio positions to buy and sell and the Adviser’s active trading, portfolio turnover will generally be 100% or greater.
Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Fund. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears, and could affect the value of your investment:
Mortgage-Backed Securities Risk. When interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the Fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. Additionally, the liquidity of non-investment grade securities and sub-prime mortgage securities can change dramatically over time.
Credit Risk. There is a risk that the issuer of a mortgage-backed security will fail to pay interest or principal in a timely manner or that changes in the market’s perceptions of the issuer’s financial strength and ability to make such payments will cause the price of that security to decline.
Interest Rate Risk. Interest rates increasing may result in a decrease in the value of debt securities held by the Fund. Conversely, as interest rates decrease, mortgage-backed securities’ prices typically do not rise as much as the prices of comparable bonds. Recent market events stemming from the COVID-19 pandemic have impacted interest rates. Interest rates have fallen to historic lows during the COVID-19 pandemic and the Federal Reserve Bank and stimulus actions by the United States Congress have also caused interest rates to fall. An environment with falling interest rates may lead to a rise in the price of MBS or the increase in defaults on mortgages; falling interest rates can increase refinance activity which will increase the prepayment risk.
Prepayment Risk. When interest rates fall, certain obligations may be paid off by the obligor earlier than expected by refinancing their mortgages, resulting in prepayment of the mortgage-backed securities held by the Fund. The Fund would then lose any price appreciation above the mortgage’s principal and would have to reinvest the proceeds at lower yields, resulting in a decline in the Fund’s income.
Extension Risk. When interest rates rise, homeowners may pay their debt at slower rates, resulting in lengthening the average life of mortgage-backed securities held by the Fund. This would delay the Fund’s ability to reinvest proceeds at higher interest rates.
Real Estate and Regulatory Actions Risk. Mortgage backed securities are dependent on real estate prices and real estate fundamentals. When real estate prices face a significant decline, the Fund’s securities may be negatively affected. Regulatory actions may also have an adverse impact on real estate prices.
Derivatives Risk. Using derivatives can increase the Fund’s losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase Fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders.
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Futures Contract Risk. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Options Risk. Purchasing and writing options, both put and call, are specialized activities that entail greater than normal investment risks. The Fund may not benefit to the same extent as directly holding the underlying asset. The Fund may also lose money on an option if changes in its value do not correspond to the changes in value of the underlying security. If the Fund is not able to close out an option position in its portfolio, it may have to exercise the option to realize any gain and may incur transaction costs upon the purchase or sale of such underlying securities. Some options involve the payment of premiums which may affect Fund performance. If the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.
Swaps Risk. Swaps involve the risk that the party with whom the Fund has entered into the swap transaction with defaults on its obligation to pay or that the Fund cannot meet its obligation to the pay the other party. Swap agreements may increase or decrease the overall volatility of the Fund’s investments and share price. To the extent the swap agreement increases the Fund’s exposure to long or short term interest rates, it may also affect the values of mortgage backed securities, and inflation sensitivity, and borrowing rates.
To Be Announced (“TBA”) Security Risk. A TBA is a contract to purchase or sell a MBS at some point in the future and may be classified as a derivative in certain circumstances. Due to the forward-settling nature of TBAs, there is risk that the value of the underlying MBS will fluctuate greater than anticipated or that the TBA may not correlate to the underlying MBS or to the MBS market as a whole. There is also counterparty risk with entering into a TBA contract.
High-Yield Securities Risk. Fixed income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.
Sub-Prime Mortgage Risk. Sub-prime mortgages face the risk that the issuer of the security will default on interest or principal payments. The risk of non-payment is more pronounced in sub-prime mortgages than in highly ranked securities. Because there is increased risk of non-payment, the securities may be less liquid and subject to greater declines in value than highly rated instruments, especially in times of market stress.
Counterparty Risk. Typically, a derivative contract involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts, including options and swaps, will be privately negotiated in the over-the-counter market. Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund.
Asset-Backed Securities Risk (“ABS”). ABS represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain debt instruments may only pay principal at maturity or may only represent the right to receive
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payments of principal or payments of interest on underlying pools of mortgages, assets or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest. The Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Principal only and interest only instruments are subject to extension risk. Certain ABS may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case, the Fund may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.
Portfolio Turnover Risk. As a result of its active trading strategy, the Fund may incur higher levels of brokerage fees and commissions, and cause higher levels of current tax liability to shareholders in the Fund.
U.S. Government Securities Risk. U.S. government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored entities. Certain U.S. government securities are backed by the U.S. Department of the Treasury or the full faith and credit of the United States and may include U.S. Treasury Inflation-Protected Securities, notes and bonds. Such securities are guaranteed only as to the timely payment of interest and principal when held to maturity. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. Government guarantees principal and interest payments on securities issued by the U.S. Government and some of its agencies, such as securities issued by the Ginnie Mae, this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. Government, such as those issued by Fannie Mae and Freddie Mac. The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008–2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.
Closed-End Fund Risk. Shares of closed-end funds frequently trade at a price per share that is less than the NAV per share. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease or that when the Fund seeks to sell shares of a closed-end fund it can receive the NAV of those shares. Closed-end funds have lower levels of daily volume when compared to open-end companies. There are greater risks involved in investing in securities with limited market liquidity. To the extent the Fund invests in closed-end funds, it will indirectly bear its proportionate share of any fees and expenses payable directly by the closed-end fund. Therefore, the Fund would incur higher expenses, which may be duplicative, than if the Fund did not invest in closed-end funds.
Investment Company and Exchange Traded Fund (“ETF”) Risk. When the Fund invests in an another investment company, including closed-end funds and ETFs, it will bear additional expenses based on its pro rata share of the that investment company’s operating expenses, including the potential duplication of management fees. The risk of owning shares of another investment company generally reflects the risks of owning the underlying securities that the other investment company holds. The Fund also will incur brokerage costs when it purchases shares of another investment company. An ETF’s market price may deviate from the value of the ETF’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the ETF shares bought or sold. In addition, an active trading market for shares of an ETF may not develop or be maintained.
Collateralized Loan Obligations (“CLO”) Risk. The risk associated with investing in a CLO correlates to the risk in the underlying product, including high-yield risk, interest rate risk, liquidity risk, and the risk of default. In addition to the risks associated with the underlying security, CLOs also include the risk that the distributions from the collateral may not adequately cover interest or principal payments, the quality of the CLO may decline or default, or the class of CLO may be subordinate to other classes.
Illiquidity Risk. Certain of the Fund’s investments in closed-end funds, sub-prime mortgages, CLOs, asset backed securities, and non-investment grade securities (including non-investment grade MBS) may not be readily
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sold at the desired time or price, and may be sold at a lower price or may not have a sufficient market to be sold at all. In certain circumstances, it may be difficult for the Fund to purchase and sell particular portfolio investments in closed-end funds due to infrequent trading in such investments. The prices of such investments may experience significant volatility, make it more difficult for the Fund to transact significant amounts of such investments without an unfavorable impact on prevailing market prices. Closed-end funds that are liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil or economic uncertainty. Illiquid and relatively less liquid investments may be harder to value.
Repurchase Agreement Risk. A repurchase agreement involves the risk that the seller of securities under a repurchase agreement files for bankruptcy or becomes insolvent and the Fund is left holding a security that has declined in value, does not meet its investment strategy, or is difficult to dispose of.
Management Risk. The skill of the Adviser will play a significant role in the Fund’s ability to achieve its investment objective. The Fund’s ability to achieve its investment objective depends on the ability of the Adviser to correctly identify economic trends, especially with regard to accurately forecasting inflationary and deflationary periods. The Fund’s ability to achieve its investment objective depends on the ability of the Adviser to select securities, especially in volatile markets and the Adviser could be incorrect in its analysis of industries, companies, and the relative attractiveness of securities. The Fund’s Adviser has not previously managed a mutual fund.
Securities Market Risk. The securities markets are volatile and securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the securities markets and on specific securities. Volatility in the securities market may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis.
Periods of market volatility may occur in response to pandemics or other events outside of the Adviser’s control. These types of events could adversely affect the Fund’s performance. For example, since December 2019, a novel strain of coronavirus (COVID-19) has spread globally, which resulted in the temporary closure of many corporate offices, retail stores, manufacturing facilities and factories, and other businesses across the world.
In addition, Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies.
Recently Organized Fund Risk. The Fund is recently organized with a limited operating history, and there can be no assurance that the Fund will grow to or maintain an economically viable size.
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Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar year ended December 31, 2022 for Institutional Class shares. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is posted on the Fund’s website at www.reganfunds.com or by calling the Fund toll-free at 888-44-REGAN (888-447-3426).
Calendar Year Ended December 31,
During the period of time shown in the bar chart, the Fund’s highest quarterly return was 2.58% for the quarter ended March 31, 2021 and the lowest quarterly return was -1.78% for the quarter ended June 30, 2022.
Average Annual Total Returns
For the Periods Ended December 31, 2022

	1 Year	Since Inception October 1, 2020
Institutional Class
Return Before Taxes	-2.01%	5.98%
Return After Taxes on Distributions	-4.14%	2.94%
Return After Taxes on Distributions and Sale of Fund Shares	-1.19%	3.33%
Investor Class
Return Before Taxes	-2.22%	5.72%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-13.01%	-6.39%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
Management
Investment Adviser: Regan Capital, LLC serves as the Fund’s investment adviser.
Portfolio Managers: Skyler Weinand, CFA and Chris Hall serve as the portfolio managers jointly and are primarily responsible for the day-to-day management of the Fund and have acted in this capacity since the Fund’s inception in October 2020.
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Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail to Regan Total Return Income Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by telephone at 888-44-REGAN (888-447-3426), by wire transfer, or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below. The minimum initial and subsequent investment may be modified for certain financial firms that submit orders on behalf of their customers.

	Investor Class	Institutional Class
Minimum Initial Investment	$1,000	$100,000
Minimum Subsequent Investment	$100	$500
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income, qualified dividend income or capital gains, unless you invest though a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Distributions on investments made through tax-advantaged arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
PRINCIPAL RISKS
Investment Objective
The Fund seeks to provide a high level of risk-adjusted current income and capital appreciation. The Fund’s objective is not fundamental and may be changed without shareholder approval. The Fund will provide shareholders at least 60 days prior notice of a change to its objective.
Principal Investment Strategies
Under normal circumstances, the Fund aims to invest at least 80% of its net assets in mortgage backed securities (“MBS”). MBS includes residential MBS (“RMBS”), which are securities issued, secured, or collateralized by government sponsored entities (“agency MBS”) or private entities (“non-agency MBS”) and backed by residential mortgages. MBS also include pass-throughs (a security that is created when mortgage holders create a pool of mortgages and sell shares in the pool), reverse mortgages, collateralized mortgage obligations, real estate mortgage investment conduits (“REMICs”), and derivative MBS, such as interest-only, principal-only, floaters, inverse floaters, and other synthetic mortgage products. In seeking to meet its objective, the Fund will primarily invest in RMBS that is non-agency MBS. Non-agency MBS are issued by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Some of the agency MBS that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. Government, such as those issued by Fannie Mae and Freddie Mac. The Fund seeks to invest its assets in investment grade securities, but may invest without limit in fixed-income products that are rated below investment grade (i.e., “high yield” or “junk” ratings).
The weighted average life of the Fund’s MBS investments will generally range from between 0 and 10 years. Weighted average life is a measure of the average amount of time that unpaid principal on a loan, mortgage, or bond remains outstanding. Typically, the duration of the Fund’s portfolio is be less than 5 years. Duration is a measure of the sensitivity of a fixed-income security to a change in interest rate. For every 1% change in interest rates, a bond’s price will change by 1% for every year of duration. For example, if an MBS has a duration of 5 years and interest rates increase by 1%, the value of that MBS can be expected to decrease by 5%.
The Fund may invest in other fixed-income securities, including commercial MBS (“CMBS”), asset-backed securities (including securities backed by consumer credit, auto loans, and aircraft leases), senior tranche collateralized loan obligations (“CLOs”), and securities of other fixed-income investment companies (including closed-end funds (“CEFs”) and exchange traded funds (“ETFs”)). A CLO is a single security backed by a pool of loans. Typically, a CLO’s underlying debt is corporate debt with low credit ratings.
To the extent the Fund holds positions that are sensitive to interest rate volatility, the Fund may engage in hedging techniques to manage its exposure to interest rate risk such as by investing in exchange-traded and over-the-counter derivatives, including futures, options and swaps, such as interest rate swaps, credit default swaps, total return swaps, and swaptions, and to-be-announced (“TBA”) securities. When buying or selling credit default swaps, the Fund will maintain appropriate asset coverage up to the full notional value of the credit default swap. The Fund may engage in leverage through the use of repurchase agreements or borrowing (subject to the limits of the Investment Company Act of 1940).
In selecting portfolio securities, the Adviser undertakes a bottom-up analysis on collateral characteristics and capital structure to find both deep value investments and trading opportunities. The Adviser’s bottom-up analysis focuses on individual security selection by focusing on the fundamentals of the individual securities and their issuer. In seeking deep value investments, the Adviser seeks securities whose market price is significantly lower than the Adviser’s estimate of the security’s true value. The Adviser will overlay this analysis with a top-down macro qualitative analysis, which contains but is not limited to key factors, such as economic outlook, interest rates and real estate fundamentals. The Adviser may look to domestic macroeconomic factors, including local, regional, and national real estate trends. The Adviser may also look to other economic trends that tend to have a direct or indirect impact on security selection. The Adviser regularly analyzes portfolio positions based on the
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above-mentioned factors. If the Adviser believes a security is no longer optimal for the portfolio, the Adviser will sell the investment and replace it with a new security that it believes offers a better relative value and/or expected performance. The Adviser also will sell securities that it perceives to have reached their expected price or valuation. Due to this method of determining which portfolio positions to buy and sell and the Adviser’s active trading, portfolio turnover will generally be 100% or greater.
The Adviser seeks to achieve a risk-adjusted return by continuously evaluating Fund assets against current risk-free rates of return. The Adviser analyzes the risk-free rate of return by comparing the returns and the risk of a position against that of available bonds in the market, typically treasuries and other government-backed securities. A risk-adjusted return measures an investment’s profit after taking into account the degree of risk that was taken to achieve it. For example, if two or more investments have the same return over a given time period, the one that has the lowest risk will have a better risk-adjusted return. The risk is measured in comparison to that of a virtually risk-free investment such as Treasuries.
In response to temporary adverse market, economic, political or other conditions, the Fund may invest up to 100% of its assets in Treasuries, agency- and government-backed positions, and cash and cash equivalents. When the Fund takes such temporary defensive positions, it may not achieve its investment objective.
Principal Risks
Losing all or a portion of your investment is a risk of investing in the Fund. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Each risk discussed below is considered a principal risk of investing in the Fund, regardless of the order in which it appears and could affect the value of your investment:
Mortgage-Backed Securities Risk. When interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the Fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities. Additionally, the liquidity of non-investment grade securities and sub-prime mortgage securities can change dramatically over time.
Delinquencies and defaults by the underlying borrowers in payments on the underlying mortgages, and the related losses, are affected by general economic conditions, the underlying borrower’s equity in the mortgaged property and the underlying borrower’s financial circumstances, which can result in the underlying borrowers being unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. The rate of delinquencies and defaults and the amount of the resulting losses depend on a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the underlying borrower’s equity in the mortgaged property and the individual financial circumstances of the underlying borrower.
Credit Risk. There is a risk that the issuer of a mortgage-backed security may experience unanticipated financial problems causing their securities to decline in value. Changes in the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect debt securities’ value. The value of a mortgage-backed security is influenced by the factors affecting the housing market or the other assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-backed may decline in value, face valuation difficulties, become more volatile and/or become illiquid. In addition, the Fund is subject to the risk that the issuer of a fixed income security will fail to make timely payments of interest or principal, or may stop making such payments altogether.
Interest Rate Risk. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for bonds. When interest rates increase this may result in a decrease in the value of debt securities held by
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the Fund. Conversely, as interest rates decrease, mortgage-backed securities’ prices typically do not rise as much as the prices of comparable bonds. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets. Recent market events stemming from the COVID-19 pandemic have impacted interest rates. Interest rates have fallen to historic lows during the COVID-19 pandemic and the Federal Reserve Bank and stimulus actions by the United States Congress have also caused interest rates to fall. An environment with falling interest rates may lead to a rise in the price of MBS or the increase in defaults on mortgages; falling interest rates can increase refinance activity which will increase the prepayment risk.
Prepayment Risk. Many issuers have a right to prepay their obligations. When interest rates decline, issuers may be more likely to pay off obligations earlier than expected by refinancing their mortgages, resulting in prepayment of the mortgage-backed securities held by the Fund. The Fund would not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, would then lose any price appreciation above the mortgage’s principal and would have to reinvest the proceeds at lower yields, resulting in a decline in the Fund’s income. Prepayment reduces the yield to maturity and the average life of the security.
Extension Risk. When interest rates rise, certain obligations may be paid off by the obligor at slower rates, resulting in lengthening the average life of mortgage-backed securities held by the Fund and the Fund receiving principal later than expected which can cause additional volatility. This would delay the Fund’s ability to reinvest proceeds at higher interest rates. Rising interest rates tend to extend the duration of securities, making them more sensitive to future changes in interest rates. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
Real Estate and Regulatory Actions Risk. The value of real estate securities may be affected by risks similar to those associated with direct ownership of real estate such as declines in the value of real estate, overbuilding, rising operating costs, interest rates and property taxes. Mortgage-backed securities are dependent on real estate prices and real estate fundamentals. When real estate prices face a significant decline, the Fund’s securities may be negatively affected. Regulatory actions such as taxation, zoning laws, regulatory limitations on rents, property taxes and operating expenses may also have an adverse impact on real estate prices.
Derivatives Risk. The use of derivative instruments exposes the Fund to additional risks and transaction costs. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
Futures Contract Risk. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Options Risk. Purchasing and writing options, both put and call, are specialized activities that entail greater than normal investment risks. The Fund may not benefit to the same extent as directly holding the underlying asset. The Fund may also lose money on an option if changes in its value do not correspond to the changes in value of the underlying security. If the Fund is not able to close out an option position in its portfolio, it may have to exercise the option to realize any gain and may incur transaction costs upon the purchase or sale of such underlying securities. Some options involve the payment of premiums which may affect Fund performance. If the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.
Swaps Risk. Swaps involve the risk that the party with whom the Fund has entered into the swap transaction with defaults on its obligation to pay or that the Fund cannot meet its obligation to the pay the
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other party. To the extent the swap agreement increases the Fund’s exposure to long or short term interest rates, it may also affect the values of mortgage-backed securities, and inflation sensitivity, and borrowing rates.
To Be Announced (“TBA”) Security Risk. A TBA is a contract to purchase or sell a MBS at some point in the future and may be classified as a derivative in certain circumstances. Due to the forward-settling nature of TBAs, there is risk that the value of the underlying MBS will fluctuate greater than anticipated or that the TBA may not correlate to the underlying MBS or to the MBS market as a whole. There is also counterparty risk with entering into a TBA contract.
High-Yield Securities Risk. Fixed income securities receiving below investment grade ratings (i.e., “junk bonds”) may have speculative characteristics, and, compared to higher-grade securities, may have a weakened capacity to make principal and interest payments in economic conditions or other circumstances. High-yield, high risk, and lower-rated securities are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default, decreased liquidity, and fluctuations in value due to public perception of the issuer of such securities. These bonds are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding. In addition, both individual high-yield securities and the entire high-yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors or a higher profile default.
Sub-Prime Mortgage Risk. Sub-prime mortgages face the risk that the issuer of the security will default on interest or principal payments. Sub-prime borrowers typically have weakened credit histories that include payment delinquencies, and possibly more severe problems such as charge-offs, judgments and bankruptcies. The risk of non-payment is more pronounced in sub-prime mortgages than in highly ranked securities. Because there is increased risk of non-payment, the securities may be less liquid and subject to greater declines in value than highly rated instruments, especially in times of market stress. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce the Fund's ability to sell these securities. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.
Counterparty Risk. Typically, a derivative contract involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts, including options and swaps, will be privately negotiated in the over-the-counter market. Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. As a result of counterparty’s inability to fulfill its obligation, the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed which may result in significant financial loss to the Fund. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.
Asset-Backed Securities Risk (“ABS”). ABS represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages, assets or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest. The Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Principal only and interest only instruments are subject to extension risk. Certain ABS may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case, the Fund may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions. In addition, asset-
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backed securities have prepayment risks similar to those of mortgage-backed securities, may face valuation difficulties and may be less liquid.
Portfolio Turnover Risk. As a result of its active trading strategy, the Fund may incur higher levels of brokerage fees and commissions, which could reduce performance. High portfolio turnover also may generate net short-term capital gains distributions, which could also cause higher levels of current tax liability to shareholders in the Fund.
U.S. Government Securities Risk. U.S. government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored entities. Certain U.S. government securities are backed by the U.S. Department of the Treasury or the full faith and credit of the United States and may include U.S. Treasury bills, Treasury Inflation-Protected Securities, notes and bonds. Such securities are guaranteed only as to the timely payment of interest and principal when held to maturity. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. Government guarantees principal and interest payments on securities issued by the U.S. Government and some of its agencies, such as securities issued by the Ginnie Mae, this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. Government securities that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. Government, such as those issued by Fannie Mae and Freddie Mac. The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008–2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. Government will not be able to make principal or interest payments when they are due. This increase has also necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt ceiling to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. On August 2, 2019, following passage by Congress, the President of the United States signed the Bipartisan Budget Act of 2019, which suspends the statutory debt limit through July 31, 2021. Any controversy or ongoing uncertainty regarding the statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected.
Closed-End Fund Risk. Shares of closed-end funds frequently trade at either a premium or discount relative to their NAV. When the Fund purchases shares of a closed-end fund at a discount to its NAV, there can be no assurance that the discount will decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. To the extent the Fund invests in closed-end funds, it will indirectly bear its proportionate share of any fees and expenses payable directly by the closed-end fund. Therefore, the Fund would incur higher expenses, which may be duplicative, than if the Fund did not invest in closed-end funds.
The amount of public information available about closed-end funds is generally less than for mutual funds. Consequently, the Adviser may make investment decisions based on information that is incomplete or inaccurate. In addition, because closed-end funds are not redeemable at the holder’s option, such funds typically trade primarily on the secondary market. The secondary market for closed-end funds tends to be less liquid, which may adversely affect the Fund’s ability to sell its holdings of closed-end funds at attractive prices.
Investment Company and Exchange Traded Fund (“ETF”) Risk. When the Fund invests in an another investment company, including closed-end funds and ETFs, it will bear additional expenses based on its pro rata share of the that investment company’s operating expenses, including the potential duplication of management fees. The risk of owning shares of another investment company generally reflects the risks of owning the underlying securities that the other investment company holds. The Fund also will incur brokerage costs when it purchases shares of another investment company.
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An ETF’s market price may deviate from the value of the ETF’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the ETF shares bought or sold. This can be reflected as a spread between the bid and ask prices for the ETF quoted during the day or a premium or discount in the closing price from the ETF’s NAV. An active trading market for shares of the ETF may not develop or be maintained. In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders, and that this could in turn lead to variances between the market price of the ETF’s shares and the underlying value of those shares. If securities underlying an ETF are traded outside of a collateralized settlement system, that there are a limited number of financial institutions that may act as authorized participants that post collateral for certain trades on an agency basis (i.e., on behalf of other market participants). To the extent that those authorized participants exit the business or are unable to process creation and/or redemption orders and no other authorized participant is able to step forward to do so, there may be a significantly diminished trading market for the ETF’s shares. In addition, this could in turn lead to differences between the market price of the ETF’s shares and the underlying value of those shares. Where all or a portion of the ETF’s underlying securities trade in a market that is closed when the market in which the ETF’s shares are listed and trading in that market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the ETF’s domestic trading day. In addition, this in turn could lead to differences between the market price of the ETF’s shares and the underlying value of those shares. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. This adverse effect on liquidity for the ETF’s shares in turn could lead to differences between the market price of the ETF’s shares and the underlying value of those shares. Purchases and redemptions of creation units primarily with cash, rather than through in-kind delivery of portfolio securities, may cause an ETF to incur certain costs. These costs could include brokerage costs or taxable gains or losses that it might not have incurred if it had made redemption in-kind. In addition, these costs could be imposed on the ETF, and thus decrease the ETF’s net asset value, to the extent that the costs are not offset by a transaction fee payable by an authorized participant.
Collateralized Loan Obligations (“CLO”) Risk. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risk associated with investing in a CLO correlates to the risk in the underlying product, including high-yield risk, interest rate risk, liquidity risk, and the risk of default. In addition to the risks associated with the underlying security, CLOs also include the risk that the distributions from the collateral may not adequately cover interest or principal payments, the quality of the CLO may decline or default, or the class of CLO may be subordinate to other classes.
Illiquidity Risk. Certain of the Fund’s investments in closed-end funds, sub-prime mortgages, CLOs, asset backed securities, and non-investment grade securities (including non-investment grade MBS) may not be readily sold at the desired time or price, and may be sold at a lower price or may not have a sufficient market to be sold at all. In certain circumstances, it may be difficult for the Fund to purchase and sell particular portfolio investments in closed-end funds due to infrequent trading in such investments. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. The prices of such investments may experience significant volatility, make it more difficult for the Fund to transact significant amounts of such investments without an unfavorable impact on prevailing market prices. Closed-end funds that are liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil or economic uncertainty. Illiquid and relatively less liquid investments may be harder to value.
Repurchase Agreement Risk. A repurchase agreement involves the risk that the seller of securities under a repurchase agreement files for bankruptcy or becomes insolvent and the Fund is left holding a security that has declined in value, does not meet its investment strategy, or is difficult to dispose. The Fund may incur costs in disposing of the underlying security and may experience losses if there is any delay in its ability to do so and the value of your investment could decline as a result.
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Management Risk. The skill of the Adviser will play a significant role in the Fund’s ability to achieve its investment objective. The Fund’s ability to achieve its investment objective depends on the ability of the Adviser to correctly identify economic trends, especially with regard to accurately forecasting inflationary and deflationary periods. The Fund’s ability to achieve its investment objective depends on the ability of the Adviser to select securities, especially in volatile markets and the Adviser could be incorrect in its analysis of industries, companies, and the relative attractiveness of securities. The Fund’s Adviser has not previously managed a mutual fund, and as a result investors do not have a long-term track record of managing a mutual fund from which to judge the Adviser.
Securities Market Risk. The securities markets are volatile and securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the securities markets and on specific securities. Volatility in the securities market may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis.
Periods of market volatility may occur in response to pandemics or other events outside of our control. These types of events could adversely affect the Fund’s performance. For example, since December 2019, a novel strain of coronavirus (COVID-19) has spread globally, which has resulted in the temporary closure of many corporate offices, retail stores, and manufacturing facilities and factories across the world. As the extent of the impact on global markets from the coronavirus is difficult to predict, the extent to which the coronavirus may negatively affect the Fund’s performance or the duration of any potential business disruption is uncertain. Any potential impact on performance will depend to a large extent on future developments and new information that may emerge regarding the duration and severity of the coronavirus and the actions taken by authorities and other entities to contain the coronavirus or treat its impact. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia, certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine, and may impose sanctions on other countries that provide military or economic support to Russia. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber-attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.
Recently Organized Fund Risk. The Fund is recently organized with a limited operating history, and there can be no assurance that the Fund will grow to or maintain an economically viable size.
DISCLOSURE OF PORTFOLIO HOLDINGS
A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).
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MANAGEMENT OF THE FUND
The Adviser
Regan Capital LLC, located at 300 Crescent Court, Suite 1760, Dallas, Texas 75201-1876, is the Fund’s adviser. The Adviser is a U.S. Securities and Exchange Commission registered investment advisory firm formed in 2011. In addition to the Fund, the Adviser currently provides investment advisory services to privately offered pooled investment funds and separately managed accounts. The Adviser is owned and controlled by Skyler Weinand, CFA, managing partner who holds greater than 25% interest in the units of the Adviser and is therefore a control person of the Adviser.
The Adviser is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objective and policies. The Adviser provides the personnel needed to fulfill its obligations under its advisory agreement, performs certain administrative services and furnishes office space necessary to perform such duties. For its services, the Fund pays the Adviser a monthly management fee that is calculated at the annual rate of 0.89% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2022, the Adviser received a fee of 0.79% of average daily net assets after fee waivers.
Pursuant to a contractual fee waiver and reimbursement agreement the Adviser has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding shareholder servicing fees, front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses, Rule 12b-1 fees, or intermediary servicing fees) for each class in order to limit the total annual fund operating expenses of the Fund to 1.20% of average daily net assets. The expense cap will remain in effect through at least January 31, 2024 and may be terminated only by the Board. The Adviser may request recoupment from the Fund of previously waived fees and paid expenses for three years from the date such fees and expenses were waived or paid, provided that such recoupment does not cause the Fund’s expense ratio (after the recoupment is taken into account) to exceed the lower of (1) the Expense Cap in place at the time such amounts were waived or paid and (2) the Fund’s Expense Cap at the time of recoupment.
A discussion regarding the basis of the Board’s approval of the investment advisory agreement is available in the Fund’s annual report to shareholders for the fiscal year ended September 30, 2022.
Portfolio Managers
Skyler Weinand, CFA, Managing Partner of the Adviser, founded the Adviser in 2011. Prior to forming the Adviser, Mr. Weinand was head of residential and consumer asset-backed securities trading at Cantor Fitzgerald from July 2007 to March 2011. Prior to that, Mr. Weinand was responsible for trading a $2+ billion mortgage-backed securities portfolio at Sit Investment Associates from July 2005 to June 2007. From 2001 to 2005 Mr. Weinand was employed with GMAC-RFC. Mr. Weinand is a graduate of the Carlson School of Management at the University of Minnesota with Bachelors’ of Science Degrees in Finance and Management Information Systems.
Chris Hall, Senior Portfolio Manager of the Adviser joined the Adviser in June 2013. Prior to joining the Adviser, Mr. Hall was Partner and Co-Head of Sales at Auriga USA, LLC and a Director of Fixed Income Sales at KeyBanc Capital Markets. Mr. Hall is a graduate of Williams College, with a Bachelor of Arts in Economics.
SHAREHOLDER INFORMATION
Pricing of Fund Shares
Shares of the Fund are sold based on the NAV per share which is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (the “NYSE”) is open for unrestricted business. However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.
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Purchase and redemption requests are priced based on the next NAV per share calculated after receipt of such requests. The NAV is the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV). NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/ # of shares = NAV per share). The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily.
When determining NAV, the value of the Fund’s portfolio investments is based on readily available market quotations, which generally means a reliable valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of the value supplied by an exchange or other market), or fair value as determined by an independent pricing service and evaluated by the Adviser. If a market quotation is not readily available or does not otherwise accurately reflect the value of an investment, an investment will be valued by another method that the Adviser believes reflects fair value in accordance with the Trust’s valuation policies and the Adviser’s related procedures. Fair value pricing represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Accordingly, the Fund’s NAV may reflect certain portfolio investments’ fair values rather than their market prices.
Fair value pricing involves subjective judgments, and it is possible that a fair value determination for an investment will materially differ from the value that could be realized upon the sale of the investment.
Fair value pricing may be applied to non-U.S. investments. The trading hours for most non-U.S. investments end prior to the close of the NYSE, the time that the Fund’s NAV is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. investments when non-U.S. markets open on the following business day. If such events occur, the Fund may value non-U.S. investments at fair value, taking into account such events, when it calculates its NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV per share in advance of the time the NAV per share is calculated.
The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the Adviser does not believe that the round lot value provided by the independent pricing service reflects the fair value of the Fund’s holding.
Other types of investments that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are not frequently traded and/or the market price of which the Adviser believes may be stale; (b) illiquid investments, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.
If the Fund has portfolio investments that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.
How to Buy Shares
For the Investor Class, the minimum initial investment amount is $1,000 and the minimum subsequent investment amount is $100. For the Institutional Class, the minimum initial investment amount is $100,000 and the minimum subsequent investment amount is $500.Your financial intermediary may impose different investment minimums. Please contact them for additional details.
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Although not limited to the list below, the Fund’s minimum investment requirements may be waived from time to time by the Adviser, and for the following types of shareholders:
•current and retired employees, directors/trustees and officers of the Trust, the Adviser and its affiliates and certain family members of each of them (i.e., spouse, domestic partner, child, parent, sibling, grandchild and grandparent, in each case including in-law, step and adoptive relationships);
•any shareholder with an aggregate investment of $50,000 or more in the Fund;
•any trust, pension, profit sharing or other benefit plan for current and retired employees, directors/trustees and officers of the Adviser and its affiliates;
•current employees of the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, (doing business as U.S. Bank Global Fund Services) (the “Transfer Agent”), broker-dealers who act as selling agents for the Fund, intermediaries that have marketing agreements in place with the Adviser and the immediate family members of any of them;
•existing clients of the Adviser, their employees and immediate family members of such employees;
•registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund’s distributor; and
•qualified broker-dealers who have entered into an agreement with the Fund’s distributor.
You may purchase shares of the Fund by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network through an authorized bank or through one or more brokers authorized by the Fund to receive purchase orders. Please use the appropriate account application when purchasing by mail or wire. If you have any questions or need further information about how to purchase shares of the Fund, you may call a customer service representative of the Fund toll-free at 888-44-REGAN (888-447-3426). The Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in the Adviser’s opinion, it is so large that it would disrupt the management of the Fund. Orders may also be rejected from persons believed by the Fund to be “market timers.”
All checks must be in U.S. dollars drawn on a domestic U.S. bank. The Fund will not accept payment in cash or money orders. The Fund does not accept postdated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.
To buy shares of the Fund, complete an account application and send it together with your check for the amount you wish to invest in the Fund to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent shareholder statement received from the Transfer Agent. If you do not have the Invest by Mail form include the Fund name, your name, address, and account number on a separate piece of paper along with your check. If your payment is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent. You may also be responsible for any loss sustained by the Fund.
All purchase requests must be received in “good order.” “Good order” generally means that your purchase request includes the name of the Fund; the dollar amount of shares to be purchased; your account application or investment stub; and a check payable to the name of the Fund.
In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s objective and otherwise acceptable to the Adviser and the Board. For further information, you may call a customer service representative of the Fund toll-free at 888-44-REGAN (888-447-3426).
In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent
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street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 888-44-REGAN (888-447-3426) if you need additional assistance when completing your account application.
If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.
Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. The Fund reserves the right to refuse purchases from shareholders who must file a Form W-8.
Purchasing Shares by Mail
Please complete the account application and mail it with your check, payable to the Fund to the Transfer Agent at the following address:
Regan Funds
Regan Total Return Income Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
You may not send an account application via overnight delivery to a United States Postal Service post office box. If you wish to use an overnight delivery service, send your account application and check to the Transfer Agent at the following address:
Regan Funds
Regan Total Return Income Fund
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202
Note:    The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt constitutes physical possession of the purchase order or redemption request by the Transfer Agent.
Purchasing Shares by Telephone
If you accepted telephone options on your account application or by subsequent arrangement in writing with the Fund and your account has been open for at least seven business days, you may purchase additional shares by calling the Regan Total Return Income Fund’s toll-free at 888-44-REGAN (888-447-3426). You may not make your initial purchase of Fund shares by telephone. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the ACH network. You must have banking information established on your account prior to making a telephone purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the appropriate share price next calculated. For security reasons, requests by telephone may be recorded. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).
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Purchasing Shares by Wire
If you are making your initial investment in the Fund, before wiring funds, the Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent at the above address. Upon receipt of your completed account application, your account will be established and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, contact the Transfer Agent. Once your account is established, you may instruct your bank to send the wire. Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:
U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
Further Credit: Regan Total Return Income Fund
    Shareholder Registration
    Shareholder Account Number
If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire transactions. If you have questions about how to invest by wire, you may call the Transfer Agent at 888-44-REGAN (888-447-3426). Your bank may charge you a fee for sending a wire payment to the Fund.
Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. Neither the Fund nor U.S. Bank National Association are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.
Retirement Accounts
The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 888-44-REGAN (888-447-3426) for information on:
•Individual Retirement Plans, including Traditional IRAs and Roth IRAs.
•Small Business Retirement Plans, including Simple IRAs and SEP IRAs.
There may be special distribution requirements for a retirement account, such as required distributions or mandatory federal income tax withholdings. For more information, call the number listed above. Direct shareholder accounts may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by other institutions may vary.
Automatic Investment Plan (the “AIP”)
Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the AIP. The AIP provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly, quarterly, semi-annual, and annual basis. In order to participate in the AIP, each purchase must be in the amount of $100.00 for the Investor class or $500.00 for the Institutional class or more, and your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application or call the Fund’s transfer agent at 1-888-447-3426 for instructions. Any request to change or terminate your AIP should be submitted to the transfer agent 5 days prior to the effective date.
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Purchasing and Selling Shares through a Broker
You may buy and sell shares of the Fund through certain brokers and financial intermediaries (and their agents) (collectively, “Brokers”) that have made arrangements with the Fund to sell its shares. When you place your order with such a Broker, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next applicable price calculated by the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or, if applicable, a broker’s designee receives the order. The Broker holds your shares in an omnibus account in the Broker’s name, and the Broker maintains your individual ownership records. The Adviser may pay the Broker for maintaining these records as well as providing other shareholder services. The Broker may charge you a fee for handling your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.
Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.
How to Sell Shares
You may sell (redeem) your Fund shares on any day the Fund and the NYSE are open for business either directly to the Fund or through your financial intermediary.
In Writing
You may redeem your shares by simply sending a written request to the Transfer Agent. You should provide your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration and include a signature guarantee(s), if necessary. If you have an IRA or other retirement plan, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding. You should send your redemption request to:

Regular Mail	Overnight Express Mail
Regan Total Return Income Fund	Regan Total Return Income Fund
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202
NOTE:    The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt constitutes physical possession of the purchase order or redemption request by the Transfer Agent.
By Telephone
If you accepted telephone options on your account application, you may redeem all or some of your shares, up to $50,000, by calling the Transfer Agent at 888-44-REGAN (888-447-3426) before the close of trading on the NYSE. This is normally 4:00 p.m., Eastern Time. Redemption requests received before the close of trading on the NYSE will be priced based on net asset value calculated as of the close of trading. Redemption proceeds will be processed on the next business day and sent to the address that appears on the Transfer Agent’s records or via ACH to a previously established bank account. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the account application. A wire fee of $15 will be deducted from your redemption proceeds for complete redemption and any redemption to redeem a specific number of shares. In the case of a partial redemption, the fee will be deducted from the remaining account balance. Telephone redemptions cannot be made if you notified the Transfer Agent of a change of address within 15 calendar days before the redemption request.
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Shares held in IRA or other retirement accounts may be redeemed by telephone at 888-44-REGAN (888-447-3426). Investors will be asked whether or not to withhold federal income taxes from any distribution.
You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 888-44-REGAN (888-447-3426) for instructions.
You may encounter higher than usual call wait times during periods of high market activity. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Fund by telephone, you may mail your redemption request in writing to the address noted above. Once a telephone transaction has been accepted, it may not be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).
Payment of Redemption Proceeds
The Fund typically sends the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. While not expected, payment of redemption proceeds may take up to seven days. If you did not purchase your shares with a wire payment, before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date.
Redemption “In-Kind”
The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, redemption methods may include paying redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption in-kind”). It is not expected that the Fund would do so except during unusual market conditions. The redemption in-kind would be a pro-rata distribution of portfolio assets. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely.
Signature Guarantees
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.
A signature guarantee from either a Medallion program member or a non-Medallion program member is required to redeem shares in the following situations:
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•If ownership is changed on your account
•When redemption proceeds are payable or sent to any person, address or bank account not on record
•When a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days
•For all redemptions in excess of $50,000 from any shareholder account, including IRAs
The Fund or the Adviser may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund, the Adviser, and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
Other Information about Redemptions
The Fund may redeem the shares in your account if the value of your account falls below $500 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.
DIVIDENDS AND DISTRIBUTIONS
The Fund intends to pay out dividends, if any, quarterly, and distribute any net realized capital gains to its shareholders at least annually. The Fund may make an additional payment of dividends or distributions of capital gains if it deems it necessary for federal income tax purposes or otherwise desirable at any other time of the year.
All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) reinvest dividends in additional Fund shares and receive capital gains in cash; or (3) receive all distributions in cash.
If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the applicable Fund’s current NAV per share, and to reinvest all subsequent distributions. If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone at least 5 days prior to the payment date for the distribution.
TOOLS TO COMBAT FREQUENT TRANSACTIONS
The Board has adopted policies and procedures to prevent frequent transactions in the Fund. The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps include monitoring trading practices and using fair value pricing. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that the Fund believes is consistent with shareholder interests.
Monitoring Trading Practices
The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of
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shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is limited because the Fund does not have simultaneous access to the underlying shareholder account information.
In compliance with Rule 22c-2 of the 1940 Act, the Fund’s Distributor, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing policies.
The Fund employs fair value pricing selectively, as discussed above, to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.
TAX CONSEQUENCES
Below the Fund has summarized some important U.S. federal income tax issues that affect the Fund and its shareholders. The summary is based on current tax law, which may be changed by legislative, judicial or administrative action. This summary does not address shareholders subject to special rules, such as those who hold Fund shares through an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. Except as specifically noted, the discussion is limited to federal income tax matters and does not address state, local, foreign or foreign taxes. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.
The Fund has elected and intends to qualify each year for treatment as a regulated investment company (“RIC”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.
The Fund will typically make any distributions of dividends quarterly and capital gains annually. Dividends of net investment income and distributions from the Fund’s net short-term capital gains are taxable to you as ordinary income or, in some cases, as qualified dividend income. Distributions from the Fund’s net capital gain (the excess of its net long-term capital gains over its net short-term capital losses) are generally taxable to non-corporate shareholders at rates of up to 20%, regardless of how long the shareholders held their respective shares in the Fund. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.
Because the Fund is expected to invest in debt securities and not in equity securities of corporations, Fund distributions are not expected to be eligible for the reduced rates applicable to qualified dividend income applicable to individual shareholders or the corporate dividends received deduction for corporate shareholders.
A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Internal Revenue Code of 1986 (the “Code”). A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such
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dividend. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).
A tax of 3.8% applies to all or a portion of net investment income of U.S. individuals (other than individuals that are married by filing a separate return) with income exceeding specified thresholds, and to all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the Fund and gain on the redemption of Fund shares.
Any dividend or capital gain distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution. You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital to you. This is known as “buying a dividend” and should be avoided by taxable investors.
Although distributions are generally taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but paid the following January are taxable as if received in December of the year in which the dividend is declared
The Fund (or its administrative agent) will send you a report annually summarizing the amount and tax aspects of your distributions.
If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. The 30% withholding tax generally will not apply to distributions of the Fund’s net capital gain that is reported by the Fund as capital gain dividends. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the United States for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if you are a foreign shareholder entitled to claim the benefits of a tax treaty. Foreign investors in the Fund are encouraged to consult their tax advisor prior to investing in the Fund.
By law, the Fund must withhold as backup withholding a percentage of your taxable distributions and redemption proceeds if you (1) have provided the Fund either an incorrect tax identification number or no number at all, (2) are subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) have failed to certify to the Fund that you are not subject to backup withholding, or (4) have not certified to the Fund that you are a U.S. person (including a U.S. resident alien). The backup withholding rate is 24% for taxable years beginning before January 1, 2026. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.
The Fund will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. The Fund will also be required to report tax basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund calculates the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis is the tax optimization method, under which the Fund sells shares in a thoughtful way to reduce or eliminate capital gains. A shareholder may elect, on an account-by-account basis, to use a method other than tax optimization by following procedures established by the Fund or its administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the
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tax optimization method had never been in effect for such account. Shareholders should consult their tax advisers concerning the tax consequences of applying the tax optimization method or electing another method of basis calculation. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.
Each sale, exchange, or redemption of shares of the Fund is considered a taxable event for you. Depending on the purchase price and the sale, exchange, or redemption price of the Fund shares you sell, exchange, or redeem, you may have a gain or loss on the transaction, which should generally be capital gain or loss to you, assuming you hold Fund shares as capital assets. The gain or loss generally will be treated as short-term capital gain or loss if you held the shares 12 months or less, long term capital gain or loss if you held the shares for longer. Any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares. You are responsible for any tax liabilities generated by your transaction. The Code limits the deductibility of capital losses in certain circumstances. An exchange of shares of one class directly for shares of another class of the Fund generally should not be a taxable exchange for U.S. federal income tax purposes. You should talk to your tax advisor before making an exchange.
To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of the Fund consists of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.
Additional information concerning taxation of the Fund and its shareholders is contained in the SAI. Tax consequences are not the primary consideration of the Fund in making their investment decisions. If you have a tax-advantaged retirement account, you will generally not be subject to federal taxation on any dividends and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your own tax adviser concerning federal, state and local tax considerations of an investment in the Fund.
SHARE CLASS INFORMATION AND DISTRIBUTION ARRANGEMENTS
Description of Class
The Fund offers two classes of shares – Investor Class and Institutional Class. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses as discussed below.
Investor Class
Investor Class shares of the Fund are subject to Rule 12b-1 distribution and service fees of 0.25% of average daily net assets, which are assessed against the shares of the Fund.
Institutional Class
Institutional Class shares of the Fund are not subject to Rule 12b-1 fees.
Distribution Plan (Rule 12b‑1)
The Trust has adopted a plan pursuant to Rule 12b-1 for the Fund’s Investor Class only that would allow the Fund to pay fees for the sale, distribution and servicing of its Investor Class. The plan provides for a distribution and servicing fee of up to 0.25% of the Investor Class shares’ average daily net assets. Because these fees are paid out over the life of the Fund’s Investor Class shares, over time, these fees (to the extent they are accrued and paid) would increase the cost of your investment and may cost you more than paying other types of sales charges.
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The Fund has policies and procedures in place for the monitoring of payments to broker-dealers and other financial intermediaries for distribution-related and non-distribution activities such as sub-transfer agent, administrative, and other shareholder servicing services.
Additional Payments to Dealers
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Institutional Class shares may also be available on brokerage platforms of firms that have agreements with the Fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in these programs may be required to pay a commission and/or other forms of compensation to the broker. Ask your salesperson or visit your financial intermediary’s website for more information.
Distributor
Quasar Distributors, LLC, a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, is located at 111 E. Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202, and is the distributor for the shares of the Fund. Quasar is a registered broker-dealer and a member of the Financial Industry Regulatory Authority. Shares of the Fund are offered on a continuous basis.
Service Fees – Other Payments to Third Parties
The Adviser, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to service fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.
ADDITIONAL INFORMATION
Inactive Accounts
The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.
It is important that the Fund maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.
Fund Mailings
Statements and reports that the Fund sends to you include the following:
•Confirmation statements (after every transaction that affects your account balance or your account registration);
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•Annual and semi-annual shareholder reports (“shareholder reports”) (every six months); and
•Quarterly account statements.
As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on the Fund’s website, www.reganfunds.com., and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary, such as a broker-dealer or bank, or, if you are a direct investor, by calling the Fund toll-free at 888-44-REGAN (888-447-3426).
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call the Fund toll-free at 888-44-REGAN (888-447-3426) to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary.
Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 888-44-REGAN (888-447-3426) to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
General Policies
Some of the following policies are mentioned above. In general, the Fund reserves the right to:
•Refuse, change, discontinue, or temporarily suspend account services, including purchase, or telephone redemption privileges, for any reason;
•Reject any purchase request for any reason. Generally, the Fund will do this if the purchase is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor’s history of excessive trading);
•Redeem all shares in your account if your balance falls below the minimum initial investment amount due to redemption activity. If, within 30 days of the Fund’s written request, you have not increased your account balance, you may be required to redeem your shares. The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV;
•Delay paying redemption proceeds for more than seven calendar days after receiving a request under the circumstances described below; and
•Reject any purchase or redemption request that does not contain all required documentation and is not in good order.
Before redeeming recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are redeeming, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date. This delay will not apply if you purchased your shares via wire payment. Furthermore, there are certain times when you may be unable to redeem the Fund’s shares or receive proceeds. Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days for:
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1.any period during which the NYSE is closed (other than customary week-end or holiday closings) or trading on the NYSE is restricted;
2.any period during which an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or
3.such other periods as the SEC may permit for the protection of the Fund’s shareholders.
If you accepted telephone options on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time).
29

Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal period shown. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by BBD, LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

Institutional Class For a Capital Share Outstanding Throughout Each Year Presented:	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021 (1)
Net Asset Value, Beginning of Year	$10.27	$10.00
Gain from Investment Operations
Net investment income (2)	0.74	0.95
Net realized and unrealized gain (loss) on investments	(0.89)	0.49
Total Gain from Investment Operations	(0.15)	1.44
Less Distributions:
From net investment income	(0.45)	(0.82)	(3)
From net realized gain on investments	(0.02)	(0.06)
From return of capital	(0.36)	(0.29)	(3)
Total Distributions	(0.83)	(1.17)
Net Asset Value, End of Year	$9.29	$10.27
Total Return	(1.65)%	14.96%
Supplemental Data and Ratios:
Net assets, end of year (in thousands)	$180,600	$52,283
Ratio of expenses to average net assets
Before fees waived and reimbursed by the Adviser	1.40%	2.56%
After fees waived and reimbursed by the Adviser	1.30%	1.28%
Ratio of net investment income to average net assets
After fees waived and reimbursed by the Adviser	7.61%	9.15%
Portfolio turnover rate	62.88%	88.09%
(1)    Inception date of the Fund was October 1, 2020.
(2)    Per share amounts have been calculated using the average shares method.
(3)    Amount does not accord to the Fund’s annual report dated September 30, 2021 due to revisions to the tax characterization of distributions that were made after the issuance of the annual report. The revisions were the result of the Fund’s election to defer accretion on market discount until disposition.
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Investor Class For a Capital Share Outstanding Throughout Each Year Presented:	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021 (1)
Net Asset Value, Beginning of Year	$10.36	$10.00
Gain from Investment Operations
Net investment income (2)	0.72	1.03
Net realized and unrealized gain (loss) on investments	(0.90)	0.41
Total Gain from Investment Operations	(0.18)	1.44
Less Distributions:
From net investment income	(0.44)	(0.75)	(3)
From net realized gain on investments	(0.02)	(0.06)
From return of capital	(0.36)	(0.27)	(3)
Total Distributions	(0.82)	(1.08)
Net Asset Value, End of Year	$9.36	$10.36
Total Return	(1.91)%	14.72%
Supplemental Data and Ratios:
Net assets, end of year (in thousands)	$5,031	$816
Ratio of expenses to average net assets
Before fees waived and reimbursed by the Adviser	1.67%	5.23%
After fees waived and reimbursed by the Adviser	1.54%	1.53%
Ratio of net investment income to average net assets
After fees waived and reimbursed by the Adviser	7.36%	9.89%
Portfolio turnover rate	62.88%	88.09%
(1)    Inception date of the Fund was October 1, 2020.
(2)    Per share amounts have been calculated using the average shares method.
(3)    Amount does not accord to the Fund’s annual report dated September 30, 2021 due to revisions to the tax characterization of distributions that were made after the issuance of the annual report. The revisions were the result of the Fund’s election to defer accretion on market discount until disposition.
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PRIVACY NOTICE
The Fund collects non-public information about you from the following sources:
•Information we receive about you on applications or other forms;
•Information you give us orally; and/or
•Information about your transactions with us or others
We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.
In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.
PN-1

Investment Adviser
Regan Capital LLC
300 Crescent Court, Suite 1760
Dallas, Texas 75201

Distributor
Quasar Distributors, LLC
111 E. Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, Pennsylvania 19103

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue NW
Washington, D.C. 20004

Regan Funds
Regan Total Return Income Fund
You can find more information about the Fund in the following documents:
Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.
Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports (collectively, the “Shareholder Reports”), when available, will provide the most recent financial reports and portfolio listings. The annual report will contain a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s last fiscal year.
The SAI and the Shareholder Reports will be available free of charge on the Fund’s website at www.reganfunds.com. You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquiries about the Fund by calling the Fund toll-free at 888-44-REGAN (888-447-3426) or by writing to:
Regan Total Return Income Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Reports and other information about the Fund are available:
•Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
•For a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811‑21422.)

Regan Total Return Income Fund
Investor Class RCTRX
Institutional Class RCIRX

STATEMENT OF ADDITIONAL INFORMATION

January 31, 2023

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
888-44-REGAN (888-447-3426)

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus dated January 31, 2023, as may be revised, for the Regan Total Return Income Fund (the “Fund”), a series of the Trust for Advised Portfolios (the “Trust”). Regan Capital, LLC (the “Adviser”) is the Fund’s investment adviser. The Fund’s financial statements for the fiscal period ended September 30, 2022, are incorporated into this SAI by reference to the Fund's annual report. A copy of the Prospectus and the annual report may be obtained by contacting the Fund at the address or telephone number above or by visiting the Fund’s website at www.reganfunds.com.

THE TRUST
The Trust is a Delaware statutory trust organized under the laws of the State of Delaware on August 28, 2003, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company. Between August 28, 2003 and May 31, 2005 the Trust was named “Lotsoff Capital Management Equity Trust.” Between June 1, 2005 and November 30, 2011 the Trust was named “Lotsoff Capital Management Investment Trust.” Between December 1, 2011 and January 30, 2013 the Trust was named “Ziegler Lotsoff Capital Management Investment Trust.” Between January 31, 2013 and January 29, 2014 the Trust was named “Ziegler Capital Management Investment Trust.”
The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of full and fractional shares of beneficial interest, no par value per share, which may be issued in any number of series. The Trust consists of various series that represent separate investment portfolios. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.
Registration with the SEC does not involve supervision of the management or policies of the Fund. The Prospectus, SAI, shareholder reports and other information about the Fund are available free of charge on the EDGAR database on the SEC website at www.sec.gov. Copies of such information may be obtained from the SEC upon payment of the prescribed fee by e-mailing publicinfo@sec.gov.
INVESTMENT POLICIES
The discussion below supplements information contained in the Fund’s Prospectus as to the permitted investment policies and risks of the Fund.
Diversification
The Fund is currently classified as a diversified fund under the 1940 Act. This means that the Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval.
Percentage Limitations
Whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with the Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not buy. If this happens the Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.
Fixed Income Securities
Corporate Debt Securities
The Fund may invest in corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities also may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indications. The Fund can invest in corporate securities of any rating. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

High Yield Securities
The Fund may invest in high yield, high risk, lower-rated debt securities, including convertible securities. Investments in such securities are subject to greater credit risks than higher rated securities. Debt securities rated below investment grade have greater risks of default than investment grade debt securities, including medium grade debt securities, and may in fact, be in default. Issuers of “junk bonds” must offer higher yields to compensate for the greater risk of default on the payment of principal and interest. The market for high yield securities is subject to substantial volatility. For example, an economic downturn may have a more significant effect on high yield securities and their markets, as well as on the ability of securities issuers to repay principal and interest, than on higher-rated securities and their issuers. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.
The prices of high yield securities have been found to be less sensitive to interest rate changes than higher rated investments but are more sensitive to adverse economic changes or individual corporate developments because of their lower credit quality. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield convertible security owned by the Fund defaults, the Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Fund’s NAV. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.
The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Fund to value accurately high yield securities or dispose of them. To the extent the Fund owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties and judgment will play a greater role in valuation because there is less reliable and objective data available. Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Further, the Fund must distribute substantially all of its income to its shareholders to qualify for pass through treatment under the tax law. Accordingly, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.
Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events the Adviser monitors the issuers of high yield convertible securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so the Fund can meet redemption requests. To the extent that the Fund invests in high yield securities, the achievement of its investment objective may be more dependent, on the Adviser’s own credit analysis than is the case for higher quality bonds. The Fund may retain a portfolio security whose rating has been changed.
Municipal Securities
The Fund may invest in municipal securities. Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and any political subdivisions or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from regular federal income tax. However, it is not anticipated that the Fund will be eligible to distribute exempt-interest dividends to shareholders. Municipal securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, street and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and facilities. Municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations.
The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment. The two principal classifications of municipal securities are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.
The Fund’s investments may include, but are not limited to, the following types of municipal securities: industrial development bonds; municipal notes and bonds; serial notes and bonds sold with a series of maturity dates; tax anticipation notes and bonds sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; bond anticipation notes sold in anticipation of the issuance of longer-term bonds in the future; pre-refunded municipal bonds refundable at a later date (payment of principal and interest on pre-refunded bonds are assured through the first call date by the deposit in escrow of U.S. government securities); and general obligation bonds secured by a municipality’s pledge of taxation. There are no restrictions on the maturity of municipal securities in which the Fund may invest. The Adviser will select municipal securities based upon their belief that those securities will produce current income consistent with prudent investment and the Fund’s investment objectives.
The Fund may also purchase municipal securities with variable interest rates. Variable interest rates are ordinarily stated as a percentage of the prime rate of a bank or some similar standard, such as the 91-day U.S. Treasury bill rate. Variable interest rates are adjusted on a periodic basis (i.e., every 30 days). Many variable rate municipal securities are subject to payment of principal on demand, usually in not more than seven days. If a variable rate municipal security does not have this demand feature, or the demand feature extends beyond seven days and the Adviser believe the security cannot be sold within seven days, the Adviser may consider the security to be illiquid. Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed-income obligations. Many municipal securities with variable interest rates are subject to repayment of principal (usually within seven days) on demand. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.
The financial institutions from which the Fund may purchase participation interests frequently provide, or secure from other financial institutions, irrevocable letters of credit or guarantees and give the Fund the right to demand payment on specified notice (normally within 30 days) from the issuer of the letter of credit or guarantee. These financial institutions may charge certain fees in connection with their repurchase commitments, including a fee equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the participation interests were purchased. By purchasing participation interests, the Fund is buying a security meeting its quality requirements and is also receiving the tax-free benefits of the underlying securities.
Yields on municipal securities depend on a variety of factors, including: the general conditions of the money market and the taxable and municipal securities markets; the size of the particular offering; the maturity of the obligations; and the credit quality of the issue. Any adverse economic conditions or developments affecting the states or municipalities could impact the Fund’s portfolio.
U.S. Government Securities and Mortgage-Backed Securities
U.S. Government securities means securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Securities issued or guaranteed by the U.S. Government include a variety of Treasury securities (i.e., securities issued by the U.S. Government) that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less. Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance. Zero coupon Treasury securities consist of Treasury Notes and Bonds that have been stripped of their unmatured interest coupons.
U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, the Inter-American Development Bank, the Asian Development Bank, the Student Loan Marketing Association and the International Bank for Reconstruction and Development.
Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies’ obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. If the Fund elects to invest in U.S. Government securities, then it will invest in securities of such instrumentality only when the Adviser is satisfied that the credit risk with respect to any instrumentality is acceptable.
Among the U.S. Government securities that the Fund may purchase are “mortgage-backed securities” or “MBS” of the Government National Mortgage Association (“Ginnie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”). These MBS include “pass-through” securities and “participation certificates;” both are similar, representing pools of mortgages that are assembled, with interests sold in the pool; the assembly is made by an “issuer” which assembles the mortgages in the pool and passes through payments of principal and interest for a fee payable to it. Payments of principal and interest by individual mortgagors are “passed through” to the holders of the interest in the pool. Thus, the monthly or other regular payments on pass-through securities and participation certificates include payments of principal (including prepayments on mortgages in the pool) rather than only interest payments. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States, but their yield is not guaranteed. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of these securities discussed in this paragraph could be adversely affected by actions of the U.S. Government to tighten the availability of its credit or to affect adversely the tax effects of owning them.
The investment characteristics of adjustable and fixed rate MBS differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if the Fund purchases MBS at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market value.
On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac.
Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.
The Fund may also invest in Mortgage-Backed Securities which are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans (“CFOs” and “REMICs”) and derivative multiple-class mortgage-backed securities (“Stripped Mortgage-Backed Securities” or “SMBSs”).
Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which the Fund may in the future invest), and may continue to do so in the future. If a mortgage‑related security in which the Fund is invested is placed on credit watch or downgraded, the value of the security may decline and the Fund may experience losses.
Further, the unprecedented disruption in the residential mortgage-related securities market (and in particular, the “sub-prime” residential mortgage market), the broader mortgage-related securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-related securities held by the Fund. Additionally, a lack of credit liquidity and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans.
These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-related securities would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-related securities are performing as anticipated, their value in the secondary market may fall or continue to fall as a result of deterioration in general market conditions for such securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-related securities, thereby resulting in a decrease in the value of such mortgage-related securities. Mortgage loans backing non-agency mortgage-related securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. These economic conditions may reduce the cash flow that the Fund investing in such mortgage-related securities receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for mortgage-backed securities have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions. In the event that interest rate spreads for mortgage-related securities continue to widen following the purchase of such assets by the Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, these adverse changes in market conditions have resulted in a severe liquidity crisis in the market for mortgage-backed securities (including the mortgage-related securities in which certain of the Fund may invest) and increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the mortgage-related securities market for these securities and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-related securities that are owned by the Fund may experience further declines after they are purchased by the Fund. The recent rise in the rate of foreclosures of properties has resulted in legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures. Actions have also been brought against issuers and underwriters of residential mortgage-backed securities collateralized by such residential mortgage loans and investors in such residential mortgage-backed securities. Future legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities. The nature or extent of any future limitations on foreclosure or exercise of other remedies that may be enacted is uncertain. Governmental actions that interfere with the foreclosure process, for example, could increase the costs of such foreclosures or exercise of other remedies, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by the Fund, and could adversely affect the yields on the mortgage-related securities owned by the Fund and could have the effect of reducing returns to the Fund that has invested in mortgage‑-related securities collateralized by these residential mortgage loans.
In addition, the U.S. government, including the Federal Reserve, the Treasury, and other governmental and regulatory bodies have recently taken or are considering taking actions to address the financial crisis, including initiatives to limit large-scale losses associated with mortgage-related securities held on the books of certain U.S. financial institutions and to support the credit markets generally. The impact that such actions could have on any of the mortgage-related securities held by the Fund is unknown.
TBA Purchase Commitments.
TBA or “To Be Announced” purchase commitments are commitments to purchase securities for a fixed price at a future date, typically not exceeding 75 to 90 days. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities and the Fund will set aside cash or other liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.
Firm Commitments. Securities may be purchased on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund may sell commitments to purchase securities on a firm commitment basis before the settlement date.
Stand-by Commitments. A stand-by commitment involves the purchase of securities by the Fund together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which the Fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to provide the Fund with liquidity as needed. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment and differences between the maturity of the underlying security and the maturity of the commitment.

Dollar Rolls
TBA market participants trade TBA pools using “dollar rolls” as their financing vehicles. Dollar rolls are a form of collateralized short-term financing where the collateral consists of mortgage securities and performs a function analogous to a reverse repurchase agreement. Unlike a reverse repurchase agreement, which requires redelivery of exactly the same securities, a dollar roll is a simultaneous purchase and sale of substantially similar TBA securities for different settlement dates. The dealer (purchaser), who is said to “roll in” the securities received, is not required to deliver the identical securities, only securities that meet the TBA market’s good delivery guidelines (which establishes standard notification and settlement dates for TBA securities). The investor may assume some risk because the characteristics of the MBS delivered to the investor may be less favorable than the MBS the investor delivered to the dealer. Because the dealer is not obligated to return the identical MBS collateral that the investor has delivered, both parties usually transact the dollar roll with generic Fannie Mae, Freddie Mac or Ginnie Mae MBS pools that have the same or less value than the average TBA-eligible security.
A dollar roll transaction transfers prepayment risk to the dealer. Dollar rolls offer the dealer a convenient way to obtain promised mortgage securities, avoiding much of the cost of failing to make timely delivery. The dealer is willing to pay up to the cost of failure to deliver for the short-term opportunity to borrow or purchase securities required to meet a delivery commitment. For this reason most dollar rolls are transacted close to the monthly settlement date for MBS.
Inflation-Indexed Bonds
The Fund may invest in inflation-indexed bonds, which are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.
Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semiannual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund also may invest in other inflation-related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Duration and Portfolio Maturity
As a measure of a fixed-income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Fund, the Adviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows. The Adviser will adjust the duration and maturity of the Fund’s portfolio based on the Adviser’s interest rate outlook.
Prepayments
Prepayments on a pool of mortgage loans are influenced by a variety of factors, including economic conditions, changes in mortgagors’ housing needs, job transfer, unemployment, mortgagors’ net equity in the mortgage properties and servicing decisions. The timing and level of prepayments cannot be predicted. Generally, however, prepayments on adjustable rate mortgage loans and fixed rate mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by the Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates also decline, such prepayments are likely to be reinvested at lower interest rates than the Fund was earning on the mortgage-backed securities that were prepaid.
Adjustable Rate Mortgage Loans (“ARMs”)
Certain mortgage loans underlying the MBS in which the Fund may invest will be ARMs. ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.
There are two main categories of indexes which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indexes include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year London Interbank Offered Rate, the prime rate of a specific bank, or commercial paper rates. Some indexes, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Fund’s portfolio and therefore in the NAV per share of the Fund will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indexes.
Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARMs. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period. Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and is repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.
The mortgage loans underlying other MBS in which the Fund may invest will be fixed rate mortgage loans. Generally, fixed rate mortgage loans eligible for inclusion in a mortgage pool will bear simple interest at fixed annual rates and have original terms to maturity ranging from five to 40 years. Fixed rate mortgage loans generally provide for monthly payments of principal and interest in substantially equal installments for the contractual term of the mortgage note in sufficient amounts to fully amortize principal by maturity although certain fixed rate mortgage loans provide for a large final “balloon” payment upon maturity.
Equity Securities
All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in the Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject the Fund to the risk that the issuer may discontinue paying dividends.
Common Stocks
A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to each Fund.
Convertible Securities
The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, each Fund may have to pay more for a convertible security than the value of the underlying common stock.
Initial Public Offerings (“IPOs”) and Unseasoned Company
The Fund may purchase securities of companies that are offered pursuant to an IPO and/or companies that have recently become public. The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. Additionally, investments in unseasoned companies may involve greater risks, in part because they have limited product lines, markets and financial or managerial resources. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies. The level of risk will be increased to the extent that the Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history).
Rights and Warrants
The Fund may invest in rights and warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock, and it is issued at a predetermined price in proportion to the number of shares already owned. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the current market. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.
An investment in rights and warrants may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, although their value is influenced by the value of the underlying security, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.
Preferred Securities
The Fund may invest in two basic types of preferred securities, traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred securities are subordinated to senior debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. Due to their similar attributes, the Adviser also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.
Preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. The Fund may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any missed payments to its stockholders. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must be stopped (namely, stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earnings automatic payment stoppage could occur. In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common shares.
Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.
Floating Rate Securities
The Fund may invest in floating rate preferred securities, which provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the prime rate. Because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rises in interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.
Investment Companies
The Fund may invest in shares of other registered investment companies, including exchange-traded funds (“ETFs”), money market mutual funds and other mutual funds in pursuit of its investment objective, in accordance with the limitations established under the 1940 Act. This may include investments in money market mutual funds in connection with the Fund’s management of daily cash positions. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, each Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.
Section 12(d)(1)(A) of the 1940 Act generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.
Short-Term, Temporary, and Cash Investments
The Fund may invest in any of the following securities and instruments:
Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits
The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. See “Foreign Securities” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.
Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.
As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.
In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its Prospectus, the Fund may make interest bearing time or other interest bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.
Savings Association Obligations
The Fund may invest in certificates of deposit (interest bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.
Commercial Paper, Short Term Notes and Other Corporate Obligations
The Fund may invest a portion of its assets in commercial paper and short term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.
Commercial paper and short term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s (“S&P”), “Prime-1” by Moody’s Investors Service, Inc. (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in Appendix A.
Illiquid Investments and Restricted Securities
The Fund may not acquire an illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of the Fund’s net assets, certain remedial actions will be taken as required by Rule 22e-4 under the 1940 Act and the Fund’s policies and procedures.
Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Under SEC regulations, certain restricted securities acquired through private placements can be traded freely among qualified purchasers. While restricted securities are generally classified as illiquid, the

SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Fund intends to rely on this rule, to the extent appropriate, to deem specific securities acquired through private placement as “liquid.” The Board has delegated to the Adviser, pursuant to guidelines established by the Board, the responsibility for determining whether a particular security eligible for trading under this rule is “liquid.” Investing in these restricted securities could have the effect of increasing the Fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.
Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended. Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended. As noted above, the Adviser, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a restricted security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.
Illiquid investments may be difficult to value, and the Fund may have difficulty disposing of such investments promptly. The Fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.
Borrowing
The Fund is authorized to borrow money from a bank from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions, and not for the purpose of leveraging its investments, in amounts not to exceed at any time 33-1/3% of the value of its total assets at the time of such borrowings, as allowed under the 1940 Act. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.
Exclusion from Definition of Commodity Pool Operator
Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund.  The Fund and the Adviser are therefore not subject to registration or regulation as a pool operator under the CEA.  In order to claim the Rule 4.5 exemption, the Fund is significantly limited in its ability to invest in commodity futures, options and swaps (including securities futures, broad-based stock index futures and financial futures contracts).
Cyber Security Risk
Investment companies, such as the Fund, and its service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes.

Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.
INVESTMENT RESTRICTIONS
Fundamental Investment Policies
The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of a Fund’s outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of each Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.
The Fund’s fundamental policies are as follows:
(1)The Fund is a “diversified company” as defined by the 1940 Act.
(2)The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(3)The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(4)The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(5)The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(6)The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(7)The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(8)The Fund may not invest more than 25% of the market value of its total assets in the securities of companies engaged in any one industry. (Does not apply to investments in the securities of other investment companies or securities of the U.S. Government, its agencies or instrumentalities.)
Additional Information about Fundamental Investment Policies
The following provides additional information about the Fund’s fundamental investment policies. This information does not form part of the Fund’s fundamental investment policies.
With respect to the fundamental policy relating to diversification set forth in (1) above, to be a diversified company under the 1940 Act means that the Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of its total assets would be invested in securities of that issuer or (b) it would hold more than 10% of the outstanding voting securities of that issuer.

With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer and hold more than 10% of the outstanding voting securities of one issuer.
With respect to the fundamental policy relating to borrowing money set forth in (2) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. The policy in (2) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. A Fund may elect to treat reverse repurchase agreements as (i) borrowings subject to the asset coverage requirements of Section 18 of the 1940 Act or (ii) derivatives transactions for purposes of Rule 18f-4 under the 1940 Act including, as applicable, the value-at-risk (“VaR”) based limit on leverage risk. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Certain investment practices and investments may not be considered “borrowings,” however, they may still be considered senior securities unless they are covered in accordance with applicable SEC and Staff guidance.
With respect to the fundamental policy relating to underwriting set forth in (3) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of a fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (3) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (4) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Adviser believes the income justifies the attendant risks. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (5) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased. Certain types of transactions involve a commitment by a fund to deliver money or securities in the future, including transactions in when-issued, forward settling, and non-standard settlement cycle securities. Such transactions would be deemed not to involve a senior security (i.e., would not be considered a derivatives transaction or subject to asset segregation requirements), provided that (i) a fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date. If such a transaction were considered to be a derivatives transaction, it would be subject to the requirements of Rule 18f-4 under the 1940 Act. The policy in (5) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to the fundamental policy relating to real estate set forth in (6) above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy in (6) above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
With respect to the fundamental policy relating to commodities set forth in (7) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (7) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities. While (7) above reserves the right of the Funds to invest in commodities and commodity related contracts as a matter of fundamental policy, the Funds do not currently invest in commodities or derivative contracts related to physical commodities as a principal or non-principal investment strategy. If the Funds determine to invest in derivatives in the future, they will comply with Rule 18f-4 under the 1940 Act.
With respect to the fundamental policy relating to concentration set forth in (8) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (8) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. Government and its agencies or instrumentalities; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the Fund may rely upon available industry classifications. When determining compliance with its concentration policy, the Fund will consider investments of underlying investment companies to the extent the Fund has sufficient information about the holdings of such underlying investment companies.
The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
PORTFOLIO TURNOVER
Portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and generally reflects a greater number of taxable transactions. High portfolio turnover may result in larger amounts of short-term capital gains which, when distributed to shareholders, are generally taxed at ordinary income tax rates.
Following is the portfolio turnover rate for the fiscal years shown below:

Portfolio Turnover Rate
Fiscal Year Ended September 30, 2022	62.88%
October 1, 2020 (commencement of operations) through September 30, 2021	88.09%
PORTFOLIO HOLDINGS POLICY
The Fund maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies have been approved by the Board. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders and as an exhibit to its reports on Form N-PORT. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
Pursuant to the Trust’s portfolio holdings disclosure policies, non-public information about the Fund’s portfolio holdings generally is not distributed to any person, unless by explicit agreement or by virtue of their respective duties to the Fund, such persons are required to maintain the confidentiality of the information disclosed and have a duty not to trade on non-public information. Examples of disclosure by the Trust include instances in which:
▪The disclosure is required pursuant to a regulatory request, court order or is legally required in the context of other legal proceedings;
▪The disclosure is made to a mutual fund rating and/or ranking organization, or person performing similar functions;
▪The disclosure is made to internal parties involved in the investment process, administration, operation or custody of the Fund, including, but not limited to the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Global Fund Services”), and the Trust’s Board, attorneys, auditors or accountants;
▪The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public; or
▪The disclosure is made with the prior written approval of either the Trust’s Chief Compliance Officer or his or her designee.

Certain of the persons listed above may receive information about the Fund’s portfolio holdings on an ongoing basis without lag as part of the normal investment activities of the Fund. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information and operate in the best interest of the Fund’s shareholders. These persons include internal parties involved in the investment process, administration, operation or custody of the Fund, specifically: Global Fund Services; the Trust’s Board; the Trust’s legal counsel, and independent registered public accounting firm, all of which typically receive such information after it is generated. In no event shall the Adviser, its affiliates or employees, the Fund, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s holdings.
Any disclosures to additional parties not described above is made with the prior written approval of either the Trust’s Chief Compliance Officer or his or her designee, pursuant to the Trust’s Policy on Disclosure of Portfolio Holdings.
The Chief Compliance Officer or designated officer of the Trust will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of the Fund and its shareholders and if no material conflict of interest exists regarding such disclosure between shareholders’ interest and those of the Adviser, Quasar Distributors, LLC, a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, located at 111 E. Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202 (the “Distributor”), or any affiliated person of the Fund. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or their employees in connection with the disclosure of portfolio holdings information. The Board receives and reviews annually a list of the persons who receive non-public portfolio holdings information and the purpose for which it is furnished.
TRUSTEES AND EXECUTIVE OFFICERS
The overall management of the Trust’s business and affairs is invested with its Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, Administrator, Custodian and Transfer Agent, each as defined below. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objective, strategies and policies and to the general supervision of the Board. The Trustees and officers of the Trust, their ages, birth dates, and positions with the Trust, terms of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are set forth in the table below.

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors	1	None
Brian S. Ferrie 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2020	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020)	1	None

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Wan-Chong Kung 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1960	Trustee	Since 2020	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019).	1	Federal Home Loan Bank of Des Moines (February 2022 to present); Trustee, Securian Funds Trust (12 portfolios) (October 2022 to present)
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee	Since 2018	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)	1	None

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1980	President and Principal Executive Officer	Since 2022	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Diane K. Miller 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1972	Chief Compliance Officer and AML Officer	Since January 2023	Vice President, U.S. Bancorp Fund Services, LLC (since January 2023); Chief Compliance Officer, Christian Brothers Investment Services (2017 to 2022)
Eric T. McCormick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1971	Treasurer and Principal Financial Officer	Since 2022	Vice President, U.S. Bancorp Fund Services, LLC (2005 to present)
Scott A. Resnick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1983	Secretary	Since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 to present); Associate, Legal & Compliance, PIMCO (2012 to 2018)
(1)Each Trustee serves an indefinite term; however, under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any Trustee serving at the time the policy was adopted). Each officer serves an indefinite term until the election of a successor.
(2)The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies to the Regan Total Return Income Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.
(3)“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
(4)The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(5)Mr. Kashmerick is an “interested person” of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of U.S. Bancorp Fund Services, LLC, the Fund’s administrator, fund accountant, and transfer agent.
Board Leadership Structure
The Board has general oversight responsibility with respect to the operation of the Trust and the Fund. The Board has engaged the Adviser to manage the Fund and is responsible for overseeing the Adviser and other service providers to the Trust and the Fund in accordance with the provisions of the 1940 Act and other applicable laws. The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.
The Trust does not have a lead independent trustee. The Chairman of the Board is an “interested person” of the Trust as defined by the 1940 Act. The Trust has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Trust, the arrangements for the conduct of the Trust’s operations, the number of Trustees, and the responsibilities of the Board.
Board Oversight of Risk
Through its direct oversight role, and indirectly through the Audit Committee, and officers of the Fund and service providers, the Board performs a risk oversight function for the Fund. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund; reviews and approves, as applicable, the compliance policies and procedures of the Fund; approves the Fund’s principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers.
The Trust has an Audit Committee, which plays a significant role in the risk oversight of the Fund as it meets periodically with the auditors of the Fund. The Board also meets quarterly with the Fund’s chief compliance officer.
Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.
Trust Committees. The Trust has two standing committees: the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”), and the Governance and Nominating Committee (the “Nominating Committee”).

The Audit Committee, comprised entirely of the Independent Trustees, is chaired by Mr. Ferrie. The primary functions of the Audit Committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund’s internal controls, to approve in advance all permissible non-audit services performed by the independent auditors and to review certain other matters relating to the Fund’s independent registered public accounting firm and financial records. In its role as the QLCC, its function is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust. During the fiscal period ended September 30, 2022, the Audit Committee met two times in regards to the Fund.
The Nominating Committee, comprised entirely of the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating Committee will consider nominees nominated by shareholders. Recommendations by shareholders for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on. During the fiscal period ended September 30, 2022, the Nominating Committee did not meet in regards to the Fund.
The Board has designated the Adviser to perform fair value determinations (the “Valuation Designee”). The Valuation Designee is subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability to effectively oversee the Valuation Designee’s fair value determinations.
Board Oversight of Risk Management. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee also meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the Adviser and portfolio managers as to investment risks as well as other risks that may be also discussed in Audit Committee.
Information about Each Trustee’s Qualification, Experience, Attributes or Skills
In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.
Harry E. Resis’ background in fixed income securities analysis, with an emphasis on high yield securities, provides him with a practical knowledge of the underlying markets and strategies used by series in the Trust that will be useful to the Board in their analysis and oversight of the series.
Brian S. Ferrie’s experience in finance and compliance in the mutual fund industry gives him a strong understanding of the regulatory requirements of operating a mutual fund. He also understands the complex nature of the financial requirements, both from a regulatory and operational perspective, of managing a mutual fund. Mr. Ferrie’s background and experience provide a unique perspective to the Board.

Wan-Chong Kung’s experience managing fixed income mutual funds, with specific experience in commodities provides a diverse point-of-view for the Board. Ms. Kung also has unique experience in education as she advises student-managed bond and equity funds.
Christopher E. Kashmerick has substantial mutual fund operations and shareholder servicing experience through his position as Senior Vice President of U.S. Bank Global Fund Services, and he brings more than 20 years of mutual fund and investment management experience, which makes him a valuable resource to the Board as they contemplate various fund and shareholder servicing needs.
Each of the Trustees takes a conservative and thoughtful approach to addressing issues facing the Fund. The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Resis, Ferrie, and Kashmerick and Ms. Kung should serve as a trustee.
Trustee Ownership of Fund Shares and Other Interests
No Trustee owned shares of the Fund as of the calendar year ended December 31, 2022.
As of December 31, 2022, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Adviser, the Distributor, or an affiliate of the Adviser or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.
Compensation
Set forth below is the compensation received by the Independent Trustees from the Fund for the fiscal year ended September 30, 2022. The Independent Trustees receive an annual retainer of $56,000 per year and a per meeting fee of $1,000 for each regular and special meeting of the Board of Trustees attended, allocated among each of the various portfolios comprising the Trust. The Trustees also receive reimbursement from the Trust for expenses incurred in connection with attendance at meetings. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees(1)
Name of Independent Trustee
John C. Chrystal(2)	$3,813	None	None	$7,625
Harry E. Resis	$3,813	None	None	$7,625
Brian S. Ferrie	$3,875	None	None	$7,750
Wan-Chong Kung	$3,875	None	None	$7,750
Name of Interested Trustee
Christopher E. Kashmerick	$0	None	None	$0
(1)There are currently multiple portfolios comprising the Trust. The term “Fund Complex” applies only to the Regan Total Return Income Fund. For the fiscal year ended September 30, 2022, aggregate Independent Trustees’ fees paid by the Trust were in the amount of $246,000.
(2)John C. Chrystal retired from the Board of Trustees as of the close of business on August 26, 2022.

CODES OF ETHICS
The Trust, and the Adviser have each adopted separate Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, access persons of the Adviser to invest in securities that may be purchased or held by the Fund.
PROXY VOTING POLICIES AND PROCEDURES
The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.
The Adviser generally will vote such proxies when they arise. To the extent the Managing Member of the Adviser (“Managing Member”) determines that it is in the best interest of clients to abstain from voting, the Adviser CCO will document the basis for such decisions.
The Managing Member will make all preliminary determinations as to how to vote proxies related to securities in the portfolio. The Managing Member will analyze the merits of each proxy to determine how the Adviser should vote. The Managing Member will determine if there are any potential conflicts of interest raised by voting recommendations. Examples of potential conflicts of interest include:
• Voting in accordance with the Managing Member’s recommendation where the proxy company or one of its benefit plans has an institutional separate account relationship with the Adviser or a large investment in one of the Adviser’s investment funds;
• The Adviser having a material business relationship with a proponent of a proxy proposal, participants in a proxy contest or directors or nominee directors of a portfolio company; and
• An employee of the Adviser having a personal interest in the outcome of a particular proxy proposal.
If a conflict is perceived to be material, the Adviser may resolve such conflict by delegating the voting decision to an independent third party. The CCO will document the factors involved and the resolution of any material conflict.
The Adviser maintains records of all proxy votes, including how the Adviser voted in each instance.
The Trust is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. The Fund’s proxy voting record will be available without charge, upon request, by calling toll-free at 888-44-REGAN (888-447-3426) and on the SEC’s website at www.sec.gov.
CONTROL PERSONS, PRINCIPAL SHAREHOLDERS, AND MANAGEMENT OWNERSHIP
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

As of December 31, 2022, the following shareholders were considered to be principal shareholders.

Investor Class
Name and Address	% Ownership	Type of Ownership
Charles Schwab and Co. Inc. Special Custody Account FBO Customers Attn Mutual Funds 211 Main Street San Francisco, California 94105-1901	43%	Record
TD Ameritrade Clearing, Inc. Our Clients PO BOX 2226 Omaha, NE 68103-2226	31%	Record
Axos Clearing LLC FBO 341 PO BOX 6503 Englewood, CO 80155-6503	13%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281-1015	8%	Record

Institutional Class
Name and Address	% Ownership	Type of Ownership
Charles Schwab and Co. Inc. Special Custody Account FBO Customers Attn Mutual Funds 211 Main Street San Francisco, California 94105-1901	41%	Record
TD Ameritrade Clearing, Inc. Our Clients PO BOX 2226 Omaha, NE 68103-2226	20%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281-1015	17%	Record
SEI Private Trust Company Attn Mutual Funds C/O ID 337 One Freedom Valley Drive Oaks, PA 19456-9989	10%	Record
Axos Clearing LLC FBO 341 PO BOX 6503 Englewood, CO 80155-6503	5%	Record
As of December 31, 2022, the Trustees and officers of the Trust as a group did not own more than 1% of the Fund’s outstanding shares.
THE FUND’S INVESTMENT ADVISER
Regan Capital, LLC, located at 300 Crescent Court, Suite 1760, Dallas, Texas 75201, serves as the Fund’s adviser. The Adviser is an SEC registered investment advisory firm formed in 2011. In addition to the Fund, the Adviser currently provides investment advisory services to privately offered pooled investment funds and separately managed accounts. The Adviser is owned and controlled by Skyler Weinand, CFA, managing partner who holds greater than 25% interest in the units of the Adviser and is therefore a control person of the Adviser.
The Adviser is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objective and policies. The Adviser provides the personnel needed to fulfill its obligations under its advisory agreement, performs certain administrative services and furnishes office space necessary to perform such duties. For its services, the Fund pays the Adviser a monthly management fee that is calculated at the annual rate of 0.89% of the Fund’s average daily net assets.
After its initial two year term, the Advisory Agreement continues in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the Fund), and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.
In addition to the management fees payable to the Adviser, the Fund is responsible for their own operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily NAV per share and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Trust’s Board that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or administrator; insurance premiums on property or personnel of the Fund which inure to their benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and the statement of additional information of the Fund or other communications for distribution to existing shareholders; legal counsel, auditing and accounting fees; trade association membership dues (including membership dues in the Investment Company Institute allocable to the Fund); fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.
The Fund is responsible for its own operating expenses, however, the Adviser has contractually agreed to waive a portion of its management fees and pay Fund expenses (excluding shareholder servicing fees, any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, merger or reorganization-related expenses, portfolio transaction expenses, interest expense and dividends paid on short sales, and extraordinary expenses ) in order to limit Net Annual Fund Operating Expenses to 1.20% of average daily net assets of the Fund which may be terminated only by the Trust’s Board. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to, after taking the recoupment into account, the Expense Caps at the time of waiver/payment or the Expense Caps at the time of recoupment, whichever is lower.
The Fund paid the Adviser the following fees during the fiscal years shown below:

	Advisory Fees Accrued	Fees Waived/Expenses Reimbursed	Net Advisory Fees Paid
Fiscal year ended September 30, 2022	$1,116,250	$(128,004)	$988,246
October 1, 2020 (commencement of operations) through September 30, 2021	$174,570	$(260,469)	$0

PORTFOLIO MANAGERS
Skyler Weinand, CFA and Chris Hall are the portfolio managers of the Fund since its October 2020 inception.
The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within various categories as of September 30, 2022.

Skyler Weinand, CFA
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets of Performance Fee Accounts
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	4	$271 mm	4	$271 mm
Other Accounts	19	$222 mm	6	$162 mm

Chris Hall
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets Performance Fee Accounts
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	4	$271 mm	4	$271 mm
Other Accounts	19	$222 mm	6	$162 mm
Material Conflicts of Interest.
To address and manage potential conflicts of interest, the Adviser has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, investment and trade aggregation and allocation policies and oversight by the Adviser's compliance team.
Compensation.
Portfolio manager compensation is determined on a base salary and discretionary bonus structure. Portfolio managers are not compensated based on the performance of the Fund. The discretionary bonuses of the portfolio managers are determined by the management committee of the Adviser based on the performance of the employee, the performance of the Adviser and the market environment.
Securities Owned in the Fund by the Portfolio Managers.

Dollar Range of Equity Securities in the Fund Beneficially Owned by the Portfolio Managers as of September 30, 2022
(None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001- $1,000,000, Over $1,000,000)
Skyler Weinand	$500,001 - $1,000,000
Chris Hall	$10,000 - $50,000
OTHER SERVICE PROVIDERS
Fund Administrator, Transfer Agent and Fund Accountant
Pursuant to an administration agreement (the “Administration Agreement”), Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the administrator and fund accountant to the Fund.

Global Fund Services provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Global Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.
Pursuant to the Administration Agreement, Global Fund Services receives a portion of fees from the Fund as part of a bundled-fee agreement for services performed as administrator and fund accountant and separately as the transfer agent and dividend disbursing agent (the “Transfer Agent”). Additionally, Global Fund Services provides Chief Compliance Officer services to the Trust under a separate agreement. The cost for the Chief Compliance Officer’s services is charged to the Fund and approved by the Board annually.
Pursuant to the Administration Agreement, the Fund paid Global Fund Services the following fees during the fiscal years shown below:

Administration Fees
Fiscal year ended September 30, 2022	$207,051
October 1, 2020 (commencement of operations) through September 30, 2021	$125,988
Sub-Accounting Service Fees
In addition to the fees that the Fund may pay to its Transfer Agent, the Board has authorized the Fund to pay service fees, at the annual rate of up to 0.15% of applicable average net assets or $20 per account, to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub‑administration, sub-transfer agency, recordkeeping (collectively, “sub-accounting services”) and other shareholder services associated with shareholders whose shares are held of record in omnibus, networked, or other group accounts or accounts traded through registered securities clearing agents. Unless a fund has adopted a specific shareholder servicing plan which is broken out as a separate expense, a sub-accounting fee paid by the Fund is included in the total amount of “Other Expenses” listed in the Fund’s Fees and Expenses table in the Prospectus.
Custodian
Pursuant to a custody agreement between the Trust and U.S. Bank National Association, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), the Custodian serves as the custodian of the Fund’s assets, holds the Fund’s portfolio securities in safekeeping, and keeps all necessary records and documents relating to its duties. The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.
The Custodian and Global Fund Services do not participate in decisions relating to the purchase and sale of securities by the Fund. Global Fund Services and the Custodian are affiliated entities under the common control of U.S. Bancorp. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Fund may invest.
Independent Registered Public Accounting Firm
BBD, LLP, 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Fund, whose services include auditing the Fund’s financial statements and the performance of related tax services.
Legal Counsel
Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as legal counsel to the Trust.

EXECUTION OF PORTFOLIO TRANSACTIONS
Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute each Fund’s portfolio transactions. Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere.
In placing portfolio transactions, the Adviser will seek best execution. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and the SEC.
While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, in accordance with Section 28(e) under the Securities and Exchange Act of 1934, when it is determined that more than one broker can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.
Investment decisions for the Fund is made independently from those of other client accounts or mutual funds managed or advised by the Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or mutual funds. In such event, the position of the Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts or mutual funds in a manner deemed fair and reasonable by the Adviser, taking into account the respective sizes of the accounts and the amount of cash available for investment, the investment objective of the account, and the ease with which a client’s appropriate amount can be bought, as well as the liquidity and volatility of the account and the urgency involved in making an investment decision for the client. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

The Fund paid the following brokerage commissions during the fiscal years shown below:

Brokerage Commissions
Fiscal year ended September 30, 2022	$0
October 1, 2020 (commencement of operations) through September 30, 2021	$0
As of September 30, 2022, the Fund did not own equity securities of its regular broker/dealers or their parent companies.
For the fiscal year ended September 30, 2022, the Fund has not paid any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser; and, the Fund has not paid brokerage commissions to any registered broker-dealer affiliates of the Fund, the Adviser, or the Distributor.
GENERAL INFORMATION
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.
With respect to the Fund, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.
The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.
The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.
The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.
ADDITIONAL PURCHASE, REDEMPTION, AND EXCHANGE INFORMATION
The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of the Fund’s shares.
How to Buy Shares
You may purchase shares of the Fund from securities brokers, dealers or financial intermediaries (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. The Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries are authorized to accept your order on behalf of the Fund. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, shares will be purchased at the appropriate per share price next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it participates in these arrangements.
The public offering price of Fund shares is the NAV per share. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in good order (i.e., the written request contains your account number, states whether you want all or some of your shares redeemed, and is signed by all of the shareholders whose names appear on the account registration). In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your order in good order before the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m., Eastern Time.
The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund’s shares and (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund. The Adviser has the right to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.
In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s objective and otherwise acceptable to the Adviser and the Board.
How to Sell Shares and Delivery of Redemption Proceeds
You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Fund or through your Financial Intermediary.
Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.
Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.
Global Fund Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If Global Fund Services fails to employ reasonable procedures, the Fund and Global Fund Services may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact Global Fund Services.
Redemptions In-Kind
The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV per share for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash.
In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund would make such distribution by way of a pro rata distribution of securities that are traded on a public securities market or are otherwise considered liquid pursuant to the Fund’s liquidity policies and procedures. Except as otherwise may be approved by the Trustees, the Fund would not include the following securities in an in-kind distribution: (1) unregistered securities which, if distributed, would be required to be registered under the Securities Act of 1933 (the “1933 Act”), as amended; (2) securities issued by entities in countries which (a) restrict or prohibit the holding of securities by non-nationals other than through qualified investment vehicles, such as a fund, or (b) permit transfers of ownership of securities to be effected only by transactions conducted on a local stock exchange; and (3) certain securities that, although they may be liquid and marketable, must be traded through the marketplace or with the counterparty to the transaction in order to effect a change in beneficial ownership.
DETERMINATION OF SHARE PRICE
The NAV of the Fund is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time), each day the NYSE is open for trading. However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. It is expected that the NYSE will not be open for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.
NAV is calculated by adding the value of all securities and other assets attributable to the Fund (including interest and dividends accrued, but not yet received), then subtracting liabilities attributable to the Fund (including accrued expenses).
Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent sales price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.
Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above
The Fund’s securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.
In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable or are unavailable.
An option that is written or purchased by the Fund shall be valued using composite pricing via the National Best Bid and Offer quotes. Composite pricing looks at the last trade on the exchange where the option is traded. If there are no trades for an option on a given business day, as of closing, the Fund will value the option at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. For options where market quotations are not readily available, fair value shall be determined by the Fund’s Adviser with oversight by the Trust’s Valuation Committee.
All other assets of the Fund are valued in such manner as the Adviser in good faith deems appropriate to reflect their fair value, following policies and procedures approved by the Board.
DISTRIBUTIONS AND TAX INFORMATION
Distributions
The Fund intends to pay out dividends, if any, quarterly, and distribute any net realized capital gains to its shareholders at least annually. The Fund may make an additional payment of dividends or distributions of capital gains if it deems it necessary for federal income tax purposes or otherwise desirable at any other time of the year.
Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year, the Fund will issue to each shareholder a statement of the amount and federal income tax status of all distributions.
Tax Information
The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund’s prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund’s prospectus is not intended as a substitute for careful tax planning.
The following general discussion of certain U.S. federal income tax consequences is based on the Internal Revenue Code of 1986 (the “Code”) and the Treasury Regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company. The Fund has elected and intends to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. To qualify as a RIC, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of RICs) of any one issuer, in the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”
As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it timely distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than its net capital gain, computed without regard to the dividends paid deduction, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at the regular corporate tax rate on any taxable income or gains that it does not distribute to its shareholders. The Fund’s policy is to distribute to its shareholders all of its investment company taxable income (computed without regard to the dividends paid deduction) and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. However, the Fund can give no assurances that distributions will be sufficient to eliminate all taxes.
If, for any taxable year, the Fund were to fail to qualify as a RIC under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation at the regular corporate tax rate (currently 21%), and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a RIC in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Under certain circumstances, the Fund may cure a failure to qualify as RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize, and would generally be subject to a corporate level tax with respect to, any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.
The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after

October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a  taxable year, the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Those net capital losses can be carried forward indefinitely to offset capital gains, if any, in years following the year of the loss. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year in which they were actually incurred.
Federal Excise Tax. To avoid a non-deductible excise tax, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year, and (iii) any retained amount from the prior calendar year on which the Fund or shareholders paid no income tax. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated.
Distributions to Shareholders. The Fund’s net investment income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund. Taxable dividends and distributions are subject to tax whether you receive them in cash or in additional shares.
Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income or, for non-corporate shareholders, as qualified dividend income. Distributions from the Fund’s net capital gain (i.e., the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gains regardless of the length of time shares have been held. In general, to the extent that the Fund receives qualified dividend income, the Fund may report a portion of the dividends it pays as qualified dividend income, which for non-corporate shareholders is subject to U.S. federal income tax rates of up to 20%. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and foreign corporations if the stock with respect to which the dividend was paid is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” with respect to such dividend, (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. In order for a dividend on certain preferred stock to be treated as qualified dividend income, the shareholder must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend. The holding period requirements described in this paragraph apply to shareholders’ investments in the Fund and to the Fund’s investments in underlying dividend-paying stocks. Because the Fund will invest in debt securities and not in equity securities of corporations, Fund distributions will generally not be eligible for the reduced rates applicable to qualified dividend income for individual shareholders or the corporate dividends received deduction for corporate shareholders.
A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).
To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.
There is no requirement that the Fund take into consideration any tax implications when implementing their investment strategies. If the Fund’s distributions exceed its current and accumulated earnings and profits (as calculated for U.S. federal income tax purposes), all or a portion of the distributions may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce each shareholder’s tax basis, resulting in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s tax basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.
Each shareholder who receives taxable distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the Fund will be increased by such amount.
A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions. This is known as “buying a dividend” and should be avoided by taxable investors.
A dividend or other distribution by the Fund is generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax.
Shareholders should note that the Fund may make taxable distributions of income and capital gains even when share values have declined.
The Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held your shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.
As of September 30, 2022, the Fund had capital loss carryforwards in the amount of $167,793, which reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax.
Sales, Exchanges or Redemptions. Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who holds Fund shares as a capital asset, will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss.
Any loss realized upon redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.
A 3.8% tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.
Under the Code, the Fund will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt recipient shareholders, which includes most corporations. The Fund will also be required to report tax basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund calculates the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis is the tax optimization method, under which the Fund sells shares in a thoughtful way to reduce or eliminate capital gains. A shareholder may elect, on an account-by-account basis, to use a method other than the tax optimization method by following procedures established by the Fund or their administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the tax optimization method had never been in effect for such account. Shareholders should consult their tax advisers concerning the tax consequences of applying the tax optimization method or electing another method of basis calculation. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.
Tax Treatment of Complex Securities. The Fund may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.
Any security or other position entered into or held by the Fund that substantially diminishes the Fund’s risk of loss from any other position held by the Fund may constitute a “straddle” for U.S. federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.
The Fund is required for U.S. federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to Section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the investment managers might not otherwise have chosen to do so.
With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund intends to distribute all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.
Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
The Fund may invest in, or hold, debt obligations that are in the lowest rating categories or that are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
Foreign Taxes. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.
Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Backup Withholding. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding at the current rate of 24% in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers or with required certifications regarding their status under the federal income tax law, or if the IRS notifies the Fund that such backup withholding is required. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.
Non-U.S. Investors. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.  Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends they pay to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement. The Fund will not pay any additional amounts in respect to any amounts withheld.
A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.
Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, a tax-

exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a real estate investment trust that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.
The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.
State Taxes. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Delaware if it qualifies as a RIC for U.S. federal income tax purposes.
Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.
This discussion and the related discussion in the Prospectus have been prepared by the Fund’s management. The information above is only a summary of some of the federal income tax considerations generally affecting the Fund and their shareholders. No attempt has been made to discuss individual tax consequences, and this discussion should not be construed as applicable to all shareholders’ tax situations. Investors should consult their own tax advisors to determine the suitability of the Fund and the applicability of any federal, state, local or foreign taxation.
DISTRIBUTION AGREEMENT
The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC, a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, located at 111 E. Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202, pursuant to which the Distributor acts as the Fund’s distributor, provides certain administration services and promotes and arranges for the sale of Fund shares. The offering of the Fund’s shares is continuous. The Distributor is a registered broker-dealer and member of FINRA.
The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).
RULE 12b-1 DISTRIBUTION AND SERVICE PLAN
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act under which the Fund’s Investor Class shares pay the Distributor an amount which is accrued daily and paid quarterly, at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Class shares. Amounts paid under the Plan, by the Fund, are paid to the Distributor to reimburse it for costs of the services it provides and the expenses it bears in the distribution of the Fund’s shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to prospective investors; and preparation, printing and distribution of sales literature and advertising materials. Such fee is paid to the Distributor each year only to the extent of such costs and expenses of the Distributor under the Plan actually incurred in that year. In addition, payments to the Distributor under the Plan reimburse the Distributor for payments it makes to selected dealers and administrators which have entered into Service Agreements with the Distributor of periodic fees for services provided to shareholders of the Fund. The services provided by selected dealers pursuant to the Plan are primarily designed to promote the sale of shares of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. The services provided by the administrators pursuant to the Plan are designed to provide support services to the Fund and include establishing and maintaining shareholders’ accounts and records, processing purchase and redemption transactions, answering routine client inquiries regarding the Fund and providing other services to the Fund as may be required.
Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by such Trustees no less frequently than annually. With the exception of the Distributor and the Adviser, in their capacities as the Fund’s principal underwriter and distribution coordinator, respectively, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement.
While there is no assurance that the expenditures of the Fund’s assets to finance distribution of shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and because the Board is in a position to monitor the distribution expenses, it is able to determine the benefit of such expenditures in deciding whether to continue the Plan.
Any material amendment to the Plan must be approved by the Board, including a majority of the Independent Trustees, or by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes. The Plan may be terminated, with respect to a class or classes of the Fund, without penalty at any time: (1) by vote of a majority of the Board, including a majority of the Independent Trustees; or (2) by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes.
The Fund has unreimbursed 12b-1 expenses incurred under the 12b-1 Plan during the fiscal year ended September 30, 2022, that will be carried over in the amount of $5,809.
SHAREHOLDER SERVICING PLAN
The Trust has also adopted a Shareholder Service Plan under which the Fund’s Investor Class shares may pay a fee of up to 0.15% and the Fund’s Institutional Class shares may pay a fee of up to 0.10% of the average daily net assets of the Fund’s Investor Class shares and Institutional Class shares, respectively, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents provided to the Fund by intermediaries such as banks, broker-dealers, financial advisers or other financial institutions. Because the Fund pays shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.
The Fund did not pay shareholder servicing plan fees during the fiscal year ended September 30, 2022.
MARKETING AND SUPPORT PAYMENTS
The Adviser, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. Such payments may be divided into categories as follows:

Support Payments. Payments may be made by the Adviser to certain financial intermediaries in connection with the eligibility of the Fund to be offered in certain programs and/or in connection with meetings between the Fund’s representatives and financial intermediaries and its sales representatives. Such meetings may be held for various purposes, including providing education and training about the Fund and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.
Entertainment, Conferences and Events. The Adviser also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainments; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising. In addition, the Adviser pays for exhibit space or sponsorships at regional or national events of financial intermediaries.
The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund shares.
ANTI-MONEY LAUNDERING PROGRAM
The Trust has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.
FINANCIAL STATEMENTS
The Fund’s annual report to shareholders for the fiscal year ended September 30, 2022, is a separate document and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein are incorporated by reference into this SAI. You can obtain the annual report without charge on the SEC’s website at www.sec.gov, upon written request, or request by telephone at 888-44-REGAN (888-447-3426)

Appendix A
DESCRIPTION OF SECURITIES RATINGS
Short-Term Credit Ratings
A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:
“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:
“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.
“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
“C” – Securities possess high short-term default risk. Default is a real possibility.
“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.
The following summarizes the ratings used by DBRS for commercial paper and short-term debt:
“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.
Long-Term Credit Ratings
The following summarizes the ratings used by Standard & Poor’s for long-term issues:
“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.
“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:
“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.
“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.
“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.
“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.
“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
The following summarizes long-term ratings used by Fitch:
“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.
“CCC” – A “CCC” rating indicates that substantial credit risk is present.
“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.
The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:
“AAA” - Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.
“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.
“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.
“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.
Municipal Note Ratings
A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:
•Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Municipal Short-Term Note rating symbols are as follows:
“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.
Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:
“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
“NR” – Is assigned to an unrated obligation.
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.
VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
“NR” – Is assigned to an unrated obligation.
About Credit Ratings
A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.
Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

PART C
OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)	Certificate of Trust dated August 28, 2003 was previously filed with the Registration Statement on Form N-1A on August 29, 2003 and is incorporated herein by reference.
	(2)	Certificate of Amendment to Certificate of Trust dated June 1, 2005 was previously filed with the Registration Statement on Form N-1A on June 24, 2005 and is incorporated herein by reference.
	(3)	Certificate of Amendment to Certificate of Trust dated December 1, 2011 was previously filed with the Registration Statement on Form N-1A on January 30, 2013 and is incorporated herein by reference.
	(4)	Certificate of Amendment to Certificate of Trust dated January 31, 2013 was previously filed with the Registration Statement on Form N-1A on November 26, 2014 and is incorporated herein by reference.
	(5)	Certificate of Amendment to Certificate of Trust dated January 13, 2014 was previously filed with the Registration Statement on Form N-1A on September 29, 2015 and is incorporated herein by reference.
	(6)	Agreement and Declaration of Trust dated August 26, 2003 was previously filed with the Registration Statement on Form N-1A on August 29, 2003 and is incorporated herein by reference.
(7)
Agreement and Declaration of Trust as Amended and Restated dated December 20, 2021 was previously filed with the Trust's Registration Statement on Form N-1A on January 27, 2022 and is incorporated herein by reference.

(b)	Amended and Restated Bylaws dated August 14, 2020 was previously filed with the Trust's Registration Statement on Form N-1A on October 28, 2020 and is incorporated herein by reference.
(c)	Instruments Defining Rights of Security Holders are incorporated by reference into the Trust’s Agreement and Declaration of Trust and Amended and Restated Bylaws.
(d)
Investment Advisory Agreement with Regan Capital LLC dated September 29, 2020 was previously filed with the Trust's Registration Statement on Form N-1A on October 28, 2020 and is incorporated herein by reference.

(e)	Distribution Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 29, 2014 and is incorporated herein by reference.
	(1)	Form of Novation Agreement dated March 31, 2020 was previously filed with the Trust's Registration Statement on Form N-1A on April 29, 2020 and is incorporated herein by reference.
(2)
Distribution Agreement for Regan Total Return Income Fund dated September 29, 2020 was previously filed with the Trust's Registration Statement on Form N-1A on January 28, 2022 and is incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts - not applicable.
(g)	Custody Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.
(1)
Amendment to Custody Agreement and Amended Exhibit D dated September 22, 2020 for Regan Total Return Income Fund was previously filed with the Trust's Registration Statement on Form N-1A on October 28, 2020 and is incorporated herein by reference.

(h)	Other Material Contracts
	(1)	Fund Administration Servicing Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.
(i)
Addendum to Fund Administration Servicing Agreement between the Trust and each series dated June 20, 2018 was previously filed with the Trust’s Registration Statement on Form N-1A on July 31, 2018 and is incorporated herein by reference

(ii)
Amendment to Fund Administration Servicing Agreement and Amended Exhibit B dated September 14, 2020 for Regan Total Return Income Fund was previously filed with the Trust's Registration Statement on Form N-1A on October 28, 2020 and is incorporated herein by reference.

(2) Fund Accounting Servicing Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.
(i)
Amendment to Fund Accounting Servicing Agreement and Amended Exhibit A dated September 14, 2020 for Regan Total Return Income Fund was previously filed with the Trust's Registration Statement on Form N-1A on October 28, 2020 and is incorporated herein by reference.

(3)
Amended and Restated Transfer Agent Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC dated July 30, 2020 was previously filed with the Trust's Registration Statement on Form N-1A on October 28, 2020 and is incorporated herein by reference.

(i)
Amendment to Transfer Agent Servicing Agreement and Amended Exhibit B dated September 14, 2020 for Regan Total Return Income Fund was previously filed with the Trust's Registration Statement on Form N-1A on October 28, 2020 and is incorporated herein by reference.

(4) Shareholder Servicing Plan for Regan Total Return Income Fund was previously filed with the Trust's Registration Statement on Form N-1A on January 28, 2022 and is incorporated herein by reference.
(5)
Operating Expenses Limitation Agreement dated September 29, 2020 for Regan Total Return Income Fund was previously filed with the Trust's Registration Statement on Form N-1A on October 28, 2020 and is incorporated herein by reference.

(6)
Power of Attorney for John Chrystal, Harry E. Resis, Brian S. Ferrie, Wan-Chong Kung, and Christopher E. Kashmerick dated November 19, 2021 was previously filed with the Trust's Registration Statement on January 27, 2022 and is incorporated herein by reference.

(7)
Power of attorney for Harry E. Resis, Brian S. Ferrie, Wan-Chong Kung, and Christopher E. Kashmerick dated September 30, 2022 was previously filed with the Trust’s Registration Statement on Form N-1A on October 18, 2022 and is incorporated herein by reference.

(i)	Legal Opinion for Regan Total Return Income Fund was previously filed with the Trust's Registration Statement on Form N-1A on September 29, 2020 and is incorporated herein by reference.
(j)	Consent of Independent Registered Public Accounting Firm - filed herewith.
(k)	Omitted Financial Statements - not applicable.
(l)	Form of Subscription Agreement was previously filed with the Trust’s Registration Statement on August 29, 2003 and is incorporated herein by reference.
(m)	Rule 12b-1 Plan for Regan Capital, LLC was previously filed with the Trust's Registration Statement on Form N-1A on October 28, 2020 and is incorporated herein by reference.
(n)	Rule 18f-3 Plan for Regan Capital, LLC was previously filed with the Trust's Registration Statement on Form N-1A on October 28, 2020 and is incorporated herein by reference.
(o)	Reserved.
(p)	(1) Code of Ethics for the Registrant was previously filed with the Trust’s Registration Statement on Form N-1A on December 2, 2004 and is incorporated herein by reference.
(2) Code of Ethics for Regan Capital, LLC was previously filed with the Trust's Registration Statement on Form N-1A on October 28, 2020 and is incorporated herein by reference.
(3) Code of Ethics for Access Persons of Quasar Distributors, LLC - not applicable under Rule 17j-1(c)(3)

Item 29.	Persons Controlled by or under Common Control with Registrant
No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

Reference is made to Article VI in the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein.
Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”
With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust. With respect to the distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds' Registration Statement, reports to shareholders or advertising and sales literature.

Item 31.	Business and Other Connections of Investment Adviser
With respect to the Adviser, the response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the U.S. Securities and Exchange Commission (“SEC”) (File No. 801-79546), dated April 29, 2021. The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32.	Principal Underwriters
(a)    Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.American Trust Allegiance Fund, Series of Advisors Series Trust
2.Capital Advisors Growth Fund, Series of Advisors Series Trust
3.Chase Growth Fund, Series of Advisors Series Trust
4.Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
5.Edgar Lomax Value Fund, Series of Advisors Series Trust
6.First Sentier American Listed Infrastructure Fund, Series of Advisors Series Trust
7.First Sentier Global Listed Infrastructure Fund, Series of Advisors Series Trust
8.Fort Pitt Capital Total Return Fund, Series of Advisors Series Trust
9.Huber Large Cap Value Fund, Series of Advisors Series Trust
10.Huber Mid Cap Value Fund, Series of Advisors Series Trust
11.Huber Select Large Cap Value Fund, Series of Advisors Series Trust
12.Huber Small Cap Value Fund, Series of Advisors Series Trust
13.Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust
14.O'Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
15.PIA BBB Bond Fund, Series of Advisors Series Trust
16.PIA High Yield Fund, Series of Advisors Series Trust
17.PIA High Yield (MACS) Fund, Series of Advisors Series Trust
18.PIA MBS Bond Fund, Series of Advisors Series Trust
19.PIA Short-Term Securities Fund, Series of Advisors Series Trust
20.Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
21.Poplar Forest Partners Fund, Series of Advisors Series Trust

22.Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
23.Pzena International Small Cap Value Fund, Series of Advisors Series Trust
24.Pzena International Value Fund, Series of Advisors Series Trust
25.Pzena Mid Cap Value Fund, Series of Advisors Series Trust
26.Pzena Small Cap Value Fund, Series of Advisors Series Trust
27.Reverb ETF, Series of Advisors Series Trust
28.Scharf Fund, Series of Advisors Series Trust
29.Scharf Global Opportunity Fund, Series of Advisors Series Trust
30.Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
31.Semper MBS Total Return Fund, Series of Advisors Series Trust
32.Semper Short Duration Fund, Series of Advisors Series Trust
33.Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
34.Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
35.VegTech Plant-based Innovation & Climate ETF, Series of Advisors Series Trust
36.The Aegis Funds
37.Allied Asset Advisors Funds
38.Angel Oak Funds Trust
39.Angel Oak Strategic Credit Fund
40.Barrett Opportunity Fund, Inc.
41.Bridges Investment Fund, Inc.
42.Brookfield Investment Funds
43.Buffalo Funds
44.Cushingâ Mutual Funds Trust
45.DoubleLine Funds Trust
46.EA Series Trust (f/k/a Alpha Architect ETF Trust)
47.Ecofin Tax-Advantaged Social Impact Fund, Inc.
48.AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions
49.AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
50.AAM S&P 500 Emerging Markets High Dividend Value ETF, Series of ETF Series Solutions
51.AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
52.AAM S&P Developed Markets High Dividend Value ETF, Series of ETF Series Solutions
53.AAM Transformers ETF, Series of ETF Series Solutions
54.AlphaMark Actively Managed Small Cap ETF, Series of ETF Series Solutions
55.Aptus Collared Income Opportunity ETF, Series of ETF Series Solutions
56.Aptus Defined Risk ETF, Series of ETF Series Solutions
57.Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
58.Aptus Enhanced Yield ETF, Series of ETF Series Solutions
59.Blue Horizon BNE ETF, Series of ETF Series Solutions
60.BTD Capital Fund, Series of ETF Series Solutions
61.Carbon Strategy ETF, Series of ETF Series Solutions
62.ClearShares OCIO ETF, Series of ETF Series Solutions
63.ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
64.ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
65.Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
66.Distillate Small/Mid Cash Flow ETF, Series of ETF Series Solutions
67.Distillate U.S. Fundamental Stability & Value ETF, Series of ETF Series Solutions
68.ETFB Green SRI REITs ETF, Series of ETF Series Solutions
69.Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
70.Hoya Capital Housing ETF, Series of ETF Series Solutions
71.iBET Sports Betting & Gaming ETF, Series of ETF Series Solutions
72.International Drawdown Managed Equity ETF, Series of ETF Series Solutions
73.LHA Market State Alpha Seeker ETF, Series of ETF Series Solutions
74.LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
75.LHA Market State Tactical Q ETF, Series of ETF Series Solutions
76.Loncar Cancer Immunotherapy ETF, Series of ETF Series Solutions

77.Loncar China BioPharma ETF, Series of ETF Series Solutions
78.McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
79.Nationwide Dow Jones® Risk-Managed Income ETF, Series of ETF Series Solutions
80.Nationwide Nasdaq-100 Risk-Managed Income ETF, Series of ETF Series Solutions
81.Nationwide Russell 2000® Risk-Managed Income ETF, Series of ETF Series Solutions
82.Nationwide S&P 500® Risk-Managed Income ETF, Series of ETF Series Solutions
83.NETLease Corporate Real Estate ETF, Series of ETF Series Solutions
84.Opus Small Cap Value ETF, Series of ETF Series Solutions
85.PSYK ETF, Series of ETF Series Solutions
86.Roundhill Acquirers Deep Value ETF, Series of ETF Series Solutions
87.The Acquirers Fund, Series of ETF Series Solutions
88.U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
89.U.S. Global JETS ETF, Series of ETF Series Solutions
90.U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
91.US Vegan Climate ETF, Series of ETF Series Solutions
92.First American Funds, Inc.
93.FundX Investment Trust
94.The Glenmede Fund, Inc.
95.The Glenmede Portfolios
96.The GoodHaven Funds Trust
97.Greenspring Fund, Incorporated
98.Harding, Loevner Funds, Inc.
99.Hennessy Funds Trust
100.Horizon Funds
101.Hotchkis & Wiley Funds
102.Intrepid Capital Management Funds Trust
103.Jacob Funds Inc.
104.The Jensen Quality Growth Fund Inc.
105.Kirr, Marbach Partners Funds, Inc.
106.Core Alternative ETF, Series of Listed Funds Trust
107.Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
108.Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
109.LKCM Funds
110.LoCorr Investment Trust
111.MainGate Trust
112.ATAC Rotation Fund, Series of Managed Portfolio Series
113.Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
114.Ecofin Global Energy Transition Fund, Series of Managed Portfolio Series
115.Ecofin Global Renewables Infrastructure Fund, Series of Managed Portfolio Series
116.Ecofin Global Water ESG Fund, Series of Managed Portfolio Series
117.Ecofin Sustainable Water Fund, Series of Managed Portfolio Series
118.Great Lakes Disciplined Equity Fund, Series of Managed Portfolio Series
119.Great Lakes Large Cap Value Fund, Series of Managed Portfolio Series
120.Great Lakes Small Cap Opportunity Fund, Series of Managed Portfolio Series
121.Jackson Square Large-Cap Growth Fund, Series of Managed Portfolio Series
122.Jackson Square SMID-Cap Growth Fund, Series of Managed Portfolio Series
123.Kensington Active Advantage Fund, Series of Managed Portfolio Series
124.Kensington Dynamic Growth Fund, Series of Managed Portfolio Series
125.Kensington Managed Income Fund, Series of Managed Portfolio Series
126.LK Balanced Fund, Series of Managed Portfolio Series
127.Muhlenkamp Fund, Series of Managed Portfolio Series
128.Nuance Concentrated Value Fund, Series of Managed Portfolio Series
129.Nuance Concentrated Value Long Short Fund, Series of Managed Portfolio Series
130.Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
131.Port Street Quality Growth Fund, Series of Managed Portfolio Series

132.Principal Street High Income Municipal Fund, Series of Managed Portfolio Series
133.Principal Street Short Term Municipal Fund, Series of Managed Portfolio Series
134.Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
135.Reinhart International PMV Fund, Series of Managed Portfolio Series
136.Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
137.Tortoise MLP & Energy Income Fund, Series of Managed Portfolio Series
138.Tortoise MLP & Pipeline Fund, Series of Managed Portfolio Series
139.Tortoise North American Pipeline Fund, Series of Managed Portfolio Series
140.V-Shares MSCI World ESG Materiality and Carbon Transition ETF, Series of Managed Portfolio Series
141.V-Shares US Leadership Diversity ETF, Series of Managed Portfolio Series
142.Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
143.Hood River International Opportunity Fund, Series of Manager Directed Portfolios
144.Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
145.Mar Vista Strategic Growth Fund, Series of Manager Directed Portfolios
146.Vert Global Sustainable Real Estate Fund, Series of Manager Directed Portfolios
147.Matrix Advisors Funds Trust
148.Matrix Advisors Value Fund, Inc.
149.Monetta Trust
150.Nicholas Equity Income Fund, Inc.
151.Nicholas Fund, Inc.
152.Nicholas II, Inc.
153.Nicholas Limited Edition, Inc.
154.Permanent Portfolio Family of Funds
155.Perritt Funds, Inc.
156.Procure ETF Trust II
157.Professionally Managed Portfolios
158.Prospector Funds, Inc.
159.Provident Mutual Funds, Inc.
160.Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
161.Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
162.Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
163.Aquarius International Fund, Series of The RBB Fund, Inc.
164.Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
165.Boston Partners Emerging Markets Dynamic Equity Fund, Series of The RBB Fund, Inc.
166.Boston Partners Emerging Markets Fund, Series of The RBB Fund, Inc.
167.Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
168.Boston Partners Global Long/Short Fund, Series of The RBB Fund, Inc.
169.Boston Partners Global Sustainability Fund, Series of The RBB Fund, Inc.
170.Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
171.Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
172.Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.
173.Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
174.Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
175.Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
176.Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
177.Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
178.Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
179.Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
180.Optima Strategic Credit Fund, Series of The RBB Fund, Inc.
181.SGI Global Equity Fund, Series of The RBB Fund, Inc.
182.SGI Peak Growth Fund, Series of The RBB Fund, Inc.
183.SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
184.SGI Small Cap Core Fund, Series of The RBB Fund, Inc.
185.SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.

186.SGI U.S. Small Cap Equity Fund, Series of The RBB Fund, Inc.
187.US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.
188.US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.
189.US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.
190.WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
191.WPG Partners Small/Micro Cap Value Fund, Series of The RBB Fund, Inc.
192.The RBB Fund Trust
193.RBC Funds Trust
194.Series Portfolios Trust
195.Thompson IM Funds, Inc.
196.TrimTabs ETF Trust
197.Trust for Advised Portfolios
198.Barrett Growth Fund, Series of Trust for Professional Managers
199.Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
200.Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
201.CrossingBridge Low Duration High Yield Fund, Series of Trust for Professional Managers
202.CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
203.CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
204.Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
205.Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
206.Jensen Quality Value Fund, Series of Trust for Professional Managers
207.Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
208.Terra Firma US Concentrated Realty Fund, Series of Trust for Professional Managers
209.USQ Core Real Estate Fund
210.Wall Street EWM Funds Trust
211.Wisconsin Capital Funds, Inc.

(b) The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 111 E. Kilbourn Ave., Suite 2200, Milwaukee, WI 53202.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	President/Manager	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 0410	Vice President	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 0410	Vice President	None
Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Vice President and Chief Compliance Officer and Treasurer	None
Jennifer A. Brunner	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 0410	Secretary	None
(c)    Not applicable.

Item 33.	Location of Accounts and Records
The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Registrant’s Custodian	U.S. Bank National Association Custody Operations 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Investment Adviser	Regan Capital LLC 300 Crescent Court, Suite 1760 Dallas, Texas 75201-1876
Registrant’s Distributor	Quasar Distributors, LLC 111 E. Kilbourn Ave, Suite 2200 Milwaukee, WI 53202

Item 34.	Management Services
Not applicable.

Item 35.	Undertakings
Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the 1940 Act, the Registrant certifies that this Post‑Effective Amendment No. 260 to its Registration Statement meets all of the requirements for effectiveness under Rule 485(b) and has duly caused this Post-Effective Amendment No. 260 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 27th day of January 2023.
Trust for Advised Portfolios

By: /s/ Russell B. Simon
Russell B. Simon
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 260 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Harry E. Resis*	Trustee	January 27, 2023
Harry E. Resis

Brian S. Ferrie*	Trustee	January 27, 2023
Brian S. Ferrie

Wan-Chong Kung*	Trustee	January 27, 2023
Wan-Chong Kung

Christopher E. Kashmerick*	Trustee	January 27, 2023
Christopher E. Kashmerick

/s/ Russell B. Simon	President and Principal Executive Officer	January 27, 2023
Russell B. Simon

/s/ Eric T. McCormick	Treasurer and Principal Financial Officer (Principal Accounting Officer)	January 27, 2023
Eric T. McCormick

*By: /s/ Russell B. Simon
Russell B. Simon Attorney-in-Fact pursuant to Power of Attorney